UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12
HYATT HOTELS CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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71 South Wacker Drive, 12th Floor, Chicago IL 60606 • Tel: 312.750.1234

www.hyatt.com

April 23, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation to be held at Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York 10017, on Wednesday, June 13, 2012, at 9:30 a.m., local time.

At the Annual Meeting you will be asked to (a) elect four directors to our board of directors, (b) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (c) approve, on an advisory basis, the compensation paid to our named executive officers and (d) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Thomas J. Pritzker Executive Chairman of the Board		Mark S. Hoplamazian President and Chief Executive Officer

HYATT HOTELS CORPORATION

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 13, 2012

NOTICE HEREBY IS GIVEN that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation (“Hyatt”) will be held at Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York 10017, on Wednesday, June 13, 2012 at 9:30 a.m., local time, for the following purposes:

1.	To elect four directors to hold office until the 2015 annual meeting of stockholders;

2.	To ratify the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for the fiscal year ended December 31, 2012;

3.	To conduct an advisory vote to approve the compensation paid to our named executive officers; and

4.	To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

Information relating to the above matters is set forth in the attached proxy statement. Stockholders of record at the close of business on April 16, 2012 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice of Annual Meeting of Stockholders, proxy statement and proxy card are being sent to stockholders beginning on or about April 23, 2012.

By Order of the Board of Directors

Rena Hozore Reiss

Executive Vice President, General Counsel

and Secretary

Chicago, Illinois

April 23, 2012

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 13, 2012.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2011 are available at http://wfss.mobular.net/wfss/h/.

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
1. Q: Why am I receiving these materials?	1
2. Q: When and where is the Annual Meeting?	1
3. Q: What is the purpose of the Annual Meeting?	1
4. Q: How can I attend the Annual Meeting?	2
5. Q: What should I do if I receive more than one set of proxy materials?	2
6. Q: What is the difference between holding shares as a record holder versus a beneficial owner?	2
7. Q: Who can vote and how do I vote?	3
8. Q: What are my voting choices, and how many votes are required for approval or election?	3
9. Q: How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?	4
10. Q: How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?	4
11. Q: What is the effect of an “abstain” vote on the proposals to be voted on at the Annual Meeting?	5
12. Q: What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?	5
13. Q: Who counts the votes?	5
14. Q: Revocation of proxy: May I change my vote after I return my proxy?	6
15. Q: What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?	6
16. Q: What constitutes a quorum?	6
17. Q: Where can I find the voting results of the Annual Meeting?	6
18. Q: Who will pay the costs of soliciting these proxies?	6
19. Q: What happens if additional matters are presented at the Annual Meeting?	6
20. Q: What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating our 2013 annual meeting of stockholders and identified in our form of proxy relating to the 2013 annual meeting?	7
21. Q: What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2013 annual meeting of stockholders?	7
22. Q: How do I submit a potential director nominee for consideration by the board of directors for nomination?	7

ARTICLE II: CORPORATE GOVERNANCE	8
PROPOSAL 1 — ELECTION OF DIRECTORS	8
OUR BOARD OF DIRECTORS	8
COMMUNICATIONS WITH THE BOARD OF DIRECTORS	15
CODE OF BUSINESS CONDUCT AND ETHICS	16
CORPORATE GOVERNANCE GUIDELINES	16
DIRECTOR INDEPENDENCE	16
COMMITTEES OF THE BOARD OF DIRECTORS	17
COMPENSATION OF DIRECTORS	23
COMPENSATION COMMITTEE REPORT	26
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	26

ARTICLE III: EXECUTIVE COMPENSATION	26
COMPENSATION DISCUSSION AND ANALYSIS	26

i

ii

HYATT HOTELS CORPORATION

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 13, 2012

The board of directors of Hyatt Hotels Corporation (referred to herein as “Hyatt,” “we,” “us” or the “Company”) solicits your proxy to vote at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 13, 2012, beginning at 9:30 a.m., local time, at Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York 10017, and at any adjournments or postponements thereof. This proxy statement is first being released to stockholders by the Company on or about April 23, 2012.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 13, 2012.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2011 are available at http://wfss.mobular.net/wfss/h/.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	Q:	Why am I receiving these materials?

A:	We are furnishing the enclosed Notice of Annual Meeting of Stockholders, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on April 16, 2012, because the board of directors of Hyatt is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof. Also enclosed is our Annual Report for the fiscal year ended December 31, 2011, which, along with our proxy statement, is also available online at http://wfss.mobular.net/wfss/h/.

2.	Q:	When and where is the Annual Meeting?

A:	The Annual Meeting will be held at Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York 10017, on Wednesday, June 13, 2012, at 9:30 a.m., local time.

3.	Q:	What is the purpose of the Annual Meeting?

A:	At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of four directors; the ratification of Deloitte & Touche LLP as our independent registered public accounting firm; the advisory vote to approve compensation paid to our named executive officers; and such other matters as may properly come before the meeting or any adjournment or postponement thereof.

4.	Q:	How can I attend the Annual Meeting?

A:	Only stockholders who own shares of Hyatt common stock as of the close of business on April 16, 2012, the record date, will be entitled to attend the Annual Meeting. A valid admittance slip (or other written proof of stock ownership as described below) and a photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting.

•

If your shares are registered in your name and you received your proxy materials by mail, an admittance slip appears at the back of this proxy statement. You should bring that admittance slip with you to the Annual Meeting.

•

If you are a beneficial owner of shares of common stock and your shares are held in a brokerage account or by another nominee as further described in Question 6 below, you will be admitted to the Annual Meeting only if you present either a valid legal proxy from your bank or broker as to your shares, an admittance slip, or a recent bank or brokerage statement demonstrating that you owned shares of Hyatt common stock as of the close of business on April 16, 2012.

No cameras, recording devices, other electronic devices or large packages will be permitted at the Annual Meeting. Photographs taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

5.	Q:	What should I do if I receive more than one set of proxy materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive.

6.	Q:	What is the difference between holding shares as a record holder versus a beneficial owner?

A:	Most Hyatt stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders: If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record, you have the right to grant your voting proxy directly to Hyatt or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you automatically, along with a voting instruction card from your broker, bank or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or nominee can vote your shares with respect to “discretionary”

items, but not with respect to “non-discretionary” items. The election of directors and the advisory vote to approve compensation paid to our named executive officers are considered “non-discretionary items,” while the ratification of the appointment of our independent registered public accounting firm is considered a “discretionary” item. For “non-discretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 12 below for more information about broker non-votes.

7.	Q:	Who can vote and how do I vote?

A:	Only holders of our common stock at the close of business on April 16, 2012, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have four options for submitting their votes:

•	in person at the Annual Meeting with a proxy card/legal proxy;

•	by mail, using the paper proxy card;

•	by telephone, by calling the toll-free telephone number on the proxy card; or

•	through the Internet, using the procedures and instructions described on the proxy card.

Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.

For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a legal proxy issued in your name.

8.	Q:	What are my voting choices, and how many votes are required for approval or election?

A:	In the vote on the election of four director nominees identified in this proxy statement to serve until the 2015 annual meeting of stockholders and until their respective successors have been duly elected and qualified, stockholders may (1) vote in favor of all nominees or specific nominees; or (2) withhold authority to vote for all nominees or specific nominees. A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors shall elect the directors. The board of directors unanimously recommends a vote FOR each of the nominees.

In the vote on the ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for fiscal year 2012, stockholders may (1) vote in favor of the ratification; (2) vote against the ratification; or (3) abstain from voting on the ratification. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012 will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal, however, stockholder ratification is not required to authorize the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. The board of directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012.

In the vote on the proposal to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”), stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The board of directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

9.	Q:	How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?

A:	The holders of our Class A common stock are entitled to one vote per share and the holders of our Class B common stock are entitled to ten votes per share on all matters to be voted upon at the Annual Meeting. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the Annual Meeting.

At the close of business on April 16, 2012, we had outstanding and entitled to vote 45,905,224 shares of Class A common stock and 119,614,584 shares of Class B common stock. Collectively, the holders of Class A common stock on such date will be entitled to an aggregate of 45,905,224 votes, and, collectively, the holders of Class B common stock on such date will be entitled to an aggregate of 1,196,145,840 votes, on all matters to be voted upon at the Annual Meeting. Therefore, for all matters to be voted upon at the Annual Meeting, the holders of our Class B common stock will collectively hold approximately 96.3% of the total voting power of our outstanding common stock. See Question 10 for additional information.

10.	Q:	How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?

A:

Voting agreements entered into with or among Hyatt’s major stockholders will result in all of the shares of our Class B common stock being voted consistent with the recommendations of Hyatt’s board of directors. Pursuant to the terms of the Amended and Restated Global Hyatt Agreement (the “Amended and Restated Global Hyatt Agreement”) and the Amended and Restated Foreign Global Hyatt Agreement (the “Amended and Restated Foreign Global Hyatt Agreement”), Pritzker family business interests, which beneficially own in the aggregate 94,502,498 shares of our Class B common stock, or approximately 76.1% of the total voting power of our outstanding common stock, have agreed to vote their shares of our common stock consistent with the recommendation of our board of directors with respect to all matters (assuming agreement as to any such matter by a majority of a minimum of three independent directors (excluding for such purposes any Pritzker)) or, in the case of transactions involving us and an affiliate, assuming agreement of all of such minimum of three independent directors (excluding for such purposes any Pritzker). This voting agreement expires on the later to occur of January 1, 2015, and the date upon which more than 75% of our fully diluted shares of common stock is owned by non-Pritzker family business interests. In addition, other existing stockholders, including entities affiliated with Goldman, Sachs & Co. and Madrone GHC, LLC, that beneficially own in the aggregate 25,112,086 shares of our Class B common stock, or approximately 20.2% of the total voting power of our outstanding common stock, have entered into a voting agreement with us under which they have agreed to vote their shares of Class B common stock consistent with the recommendation of our board of directors, without any separate requirement that our independent directors agree with the recommendation. These voting agreements expire on the later to occur of December 31, 2013 and the date that Mr. Thomas J. Pritzker is no longer chairman of our board of directors. While these voting agreements are in effect, they may provide our board of directors with effective control over matters requiring stockholder approval. Because our board of directors (including all of our independent directors) has recommended a vote FOR proposal one, FOR proposal two and FOR proposal three, each stockholder party to the voting agreements will be contractually obligated to vote in favor of proposal one, in favor of proposal two and in favor of proposal three. Because the holders of our Class B common stock hold approximately 96.3% of the total voting power of our outstanding common stock, these voting agreements will cause the outcome of the vote on each of the matters to be voted upon at the Annual Meeting to be consistent with the recommendations of our board of directors.

As used in this Proxy Statement, the term “Pritzker family business interests” means (1) various lineal descendants of Nicholas J. Pritzker (deceased) and spouses and adopted children of such descendants; (2) various trusts for the benefit of the individuals described in clause (1) and trustees thereof; and (3) various entities owned and/or controlled, directly and/or indirectly, by the individuals and trusts described in (1) and (2).

11.	Q:	What is the effect of an “abstain” vote on the proposals to be voted on at the Annual Meeting?

A:	An “abstain” vote with respect to any proposal is considered present and entitled to vote with respect to that proposal, but is not considered a vote cast with respect to that proposal. Therefore, an abstention will not have any effect on the election of directors. Because each of the other proposals requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal in order to pass, an abstention will have the effect of a vote against the remaining proposals.

12.	Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?

A:	A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under applicable rules of the New York Stock Exchange (“NYSE”). A broker non-vote is considered present for purposes of determining whether a quorum exists, but is not considered a “vote cast” or “entitled to vote” with respect to such matter. Therefore, broker non-votes will not have any effect on any of the matters to be voted on at the Annual Meeting.

Under NYSE rules, the election of directors and the advisory vote to approve compensation paid to our named executive officers are not considered “discretionary” items. Therefore, if you do not provide instructions to the record holder of your shares with respect to these three proposals, broker non-votes will result with respect thereto. The ratification of appointment of our independent registered public accounting firm is a routine item under NYSE rules. As a result, brokers who do not receive instructions as to how to vote on these matters generally may vote on this matter in their discretion.

13.	Q:	Who counts the votes?

A:	Wells Fargo Bank, N.A., will count the votes. The board of directors has appointed Wells Fargo Bank, N.A. as the inspector of elections.

14.	Q:	Revocation of proxy: May I change my vote after I return my proxy?

A:	Yes, you may revoke your proxy if you are a record holder by:

•	filing written notice of revocation with Hyatt’s corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606;

•

signing a proxy bearing a later date than the proxy being revoked and submitting it to Hyatt’s corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606; or

•	voting in person at the Annual Meeting.

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

15.	Q:	What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?

A:	Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares: FOR all of the nominees for director named in this proxy statement; FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2012; and FOR the approval of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

16.	Q:	What constitutes a quorum?

A:	Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Hyatt’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.

17.	Q:	Where can I find the voting results of the Annual Meeting?

A:	We will publish final results on a Current Report on Form 8-K within four business days after the Annual Meeting.

18.	Q:	Who will pay the costs of soliciting these proxies?

A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

19.	Q:	What happens if additional matters are presented at the Annual Meeting?

A:

Other than the three proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Mark S. Hoplamazian and Harmit J. Singh and Ms. Rena

Hozore Reiss, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting, including matters of which the Company did not receive timely notice. If, for any unforeseen reason, any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

20.	Q:

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating our 2013 annual meeting of stockholders and identified in our form of proxy relating to the 2013 annual meeting?

A:	December 24, 2012 is the deadline for stockholders to submit proposals to be included in our proxy statement and identified in our form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

21.	Q:	What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2013 annual meeting of stockholders?

A:	Stockholders who wish to nominate persons for election to our board of directors or propose other matters to be considered at our 2013 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than February 13, 2013 and no later than March 15, 2013. Stockholders are advised to review our bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

22.	Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?

A:	You may submit names of potential director nominees for consideration by the board of directors’ nominating and corporate governance committee for nomination by our board of directors at the 2013 annual meeting of stockholders. Your submission should be directed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. The section titled “Nominating and Corporate Governance Committee” below describes the information required to be set forth in your submission, and provides information on the nomination process used by our nominating and corporate governance committee and our board of directors. The deadline has passed to submit a potential director nominee to be considered for nomination by our board of directors at the 2012 Annual Meeting. December 1, 2012 is the deadline to submit a potential director nominee for consideration by our board of directors for nomination at the 2013 annual meeting of stockholders.

ARTICLE II: CORPORATE GOVERNANCE

PROPOSAL 1 — ELECTION OF DIRECTORS

Hyatt’s Amended and Restated Certificate of Incorporation provides that the total number of members of the board of directors shall consist of not less than five nor more than fifteen members, with the precise number of directors to be determined by a vote of a majority of the entire board of directors. At present, the board of directors has fixed the number of members of the board of directors at twelve. Hyatt’s Amended and Restated Certificate of Incorporation further provides that the board of directors will be divided into three classes, as nearly equal in number as is practicable, designated Class I, Class II and Class III. Members of each class of the board of directors are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor is duly elected and qualified.

Class III, the class of directors whose term expires at the Annual Meeting, currently consists of four persons. In accordance with the recommendation of the nominating and corporate governance committee, the board of directors has unanimously nominated Richard A. Friedman, Susan D. Kronick, Mackey J. McDonald and Gregory B. Penner, the incumbent directors whose terms expire at the Annual Meeting, to stand for re-election to the board of directors. Each of Mr. Friedman, Ms. Kronick, Mr. McDonald and Mr. Penner has been nominated to hold office until the 2015 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed proxy card will vote the shares represented by such proxy for the election of the nominees named in this proxy statement.

Pursuant to a stockholders’ agreement among us and certain of our investors (referred to in this proxy statement as the “2007 Stockholders’ Agreement”), Madrone GHC, LLC and GS Capital Partners VI Parallel, L.P., an affiliate of Goldman, Sachs & Co., each previously had the right to designate, and our board of directors previously appointed, one representative to the board of directors. See the section titled “Certain Relationships and Related Party Transactions” below for more information about the 2007 Stockholders’ Agreement. Mr. Penner was originally appointed as Madrone GHC, LLC’s designee and Mr. Friedman was originally appointed as GS Capital Partners VI Parallel, L.P.’s designee. The right of these investors to designate representatives for appointment to our board of directors terminated immediately prior to the consummation of the initial public offering of our Class A common stock.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the board of directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees). Alternatively, the board of directors may reduce the size of the board of directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located.

The board of directors unanimously recommends that the stockholders vote “FOR” each of Richard A. Friedman, Susan D. Kronick, Mackey J. McDonald and Gregory B. Penner as directors to serve and hold office until the 2015 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

OUR BOARD OF DIRECTORS

Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the board of directors to conclude that the director nominee or director is qualified and should serve as a director of Hyatt.

Directors Standing for Re-Election

Richard A. Friedman	Director since 2009

Age 54

Richard A. Friedman has been a member of our board of directors since June 2009. Mr. Friedman joined Goldman, Sachs & Co., a full-service global investment banking and securities firm, in 1981, and has been a Partner there since 1990. He has been a Managing Director at Goldman Sachs & Co. since 1996 and is the Head of the Merchant Banking Division of Goldman, Sachs & Co. Mr. Friedman is also the Chairman of the Corporate Investment Committee, the Real Estate Investment Committee and the Infrastructure Investment Committee of the Merchant Banking Division and a Member of the Management Committee of The Goldman Sachs Group, Inc. Mr. Friedman is the Chairman of Yankees Entertainment and Sports Network, LLC.

As the Head of the Merchant Banking Division of Goldman, Sachs & Co. and Chairman of the Corporate Investment Committee and the Real Estate Investment Committee of the Merchant Banking Division, Mr. Friedman brings to our board of directors deep expertise and experience in a wide variety of areas, including mergers and acquisitions, strategic investments, corporate finance, real estate, corporate governance and human resources. Mr. Friedman has an extensive network of contacts and relationships with investors, financing sources and experienced managers who can be of help to Hyatt.

Susan D. Kronick	Director since 2009

Age 60

Susan D. Kronick has been a member of our board of directors since June 2009. From March 2003 until March 2010, Ms. Kronick served as Vice Chair of Macy’s, Inc., an operator of Macy’s and Bloomingdale’s department stores. Ms. Kronick served as Group President, Regional Department Stores of Macy’s, Inc. from April 2001 to February 2003; and prior thereto she served as Chairman and Chief Executive Officer of Macy’s Florida from June 1997 to March 2001. Ms. Kronick served as a Director of The Pepsi Bottling Group, Inc. from March 1999 to February 2010.

Ms. Kronick brings to our board of directors a strong background in marketing and experience in building industry leading brands as a result of the various management positions she has held with Macy’s, Inc., most recently as Vice Chair. As a result of her positions with Macy’s, Inc., Ms. Kronick also has gained valuable financial and operations experience. Additionally, she contributes to the gender diversity of the board of directors.

Mackey J. McDonald	Director since 2009

Age 65

Mackey J. McDonald has been a member of our board of directors since June 2009. Mr. McDonald has served as a Senior Advisor to Crestview Partners, a private equity firm, since 2008. Mr. McDonald is the retired Chairman and Chief Executive Officer of VF Corporation, an apparel manufacturer. Mr. McDonald served as Chairman and Chief Executive Officer of VF Corporation from 1998 until his retirement in August 2008. From 1996 to 2006, he was the President of VF Corporation; and prior thereto he served as VF Group Vice President. Mr. McDonald is a Director of Kraft Foods, Inc. and Bernhardt Industries, Inc. Mr. McDonald also currently serves as a Director of Wells Fargo and Company, but will not be standing for re-election in April, 2012. Mr. McDonald served as a Director of VF Corporation from 1993 to 2008, as a Director of The Hershey Company from 1996 to 2007, and as a Director of Tyco International Ltd. from 2002 to 2007.

Mr. McDonald brings to our board of directors deep management and operations experience as well as experience building internationally recognized brands as a result of his leadership positions with VF Industries. The board of directors also values Mr. McDonald’s experience as a chief executive officer and significant public company board of directors and executive compensation experience, including his service on the Human Resources Committee of Wells Fargo and Company and former service as Chairman of the Compensation and Human Resources Committee of Tyco International Ltd. and on the Compensation and Executive Organization Committee of The Hershey Company.

Gregory B. Penner	Director since 2007

Age 42

Gregory B. Penner has been a member of our board of directors since August 2007. Mr. Penner has been a General Partner at Madrone Capital Partners, LLC, an investment management firm, since 2005. From 2002 to 2005, he was the Senior Vice President and Chief Financial Officer of Wal-Mart Japan, and he serves as a Director of Wal-Mart Stores, Inc., Baidu, Inc., and eHarmony.com, Inc. In addition, Mr. Penner serves as a Director of 99Bill Corporation based in Shanghai, China. He has previously served as Director of The Seiyu, Ltd., from 2003 to 2008. Prior to joining Wal-Mart, Mr. Penner was a Manager at Peninsula Capital, an early stage venture capital fund and a financial analyst for Goldman, Sachs & Co.

Mr. Penner brings to our board of directors international business experience, particularly in Asia, as a result of his former position with Wal-Mart Japan and from his service as a director of Baidu, Inc. He is sophisticated in financial and accounting matters and has meaningful operations experience. Additionally, Mr. Penner has experience with public company boards of directors.

Continuing Directors

Thomas J. Pritzker	Director since 2004

Age 61

Thomas J. Pritzker has been a member of our board of directors since August 2004 and our Executive Chairman since August 2004. Mr. Pritzker served as our Chief Executive Officer from August 2004 to December 2006. Mr. Pritzker was appointed President of Hyatt Corporation in 1980 and served as Chairman and Chief Executive Officer of Hyatt Corporation from 1999 to December 2006. Mr. Pritzker is Chairman and Chief Executive Officer of The Pritzker Organization, LLC (“TPO”), the principal financial and investment advisor to various Pritzker family business interests. Mr. Pritzker is Chairman of Marmon Holdings, Inc. and also serves as a Director of Royal Caribbean Cruises Ltd. He served as a Director of TransUnion Corp., a credit reporting service company, until June 2010. Mr. Pritzker is a Director and Vice President of Pritzker Foundation, a charitable foundation; Director and President of The Pritzker Family Philanthropic Fund, a charitable organization; and Chairman and President of Hyatt Foundation, a charitable foundation which established The Pritzker Architecture Prize. Mr. Pritzker is a first cousin of Ms. Penny Pritzker, who is also a member of our board of directors.

Mr. Pritzker brings to our board of directors a deep understanding of Hyatt’s operations and extensive knowledge of the hospitality industry as a result of his more than 30 year history with Hyatt, including as our former Chief Executive Officer. The Company also benefits from Mr. Pritzker’s extensive network of contacts and relationships with owners and developers of hotels around the world as we pursue new opportunities and seek to enter into new management and franchise agreements. Additionally, Mr. Pritzker has significant experience leading boards of directors of for-profit and not-for-profit organizations.

Bernard W. Aronson	Director since December 2004

Age 65

Bernard W. Aronson has been a member of our board of directors since December 2004. Mr. Aronson is the founder and Managing Partner of ACON Investments, LLC, a private equity firm, and has served in this position since 1996. Prior to that, Mr. Aronson served as International Advisor to Goldman, Sachs & Co. and as Assistant

Secretary of State for Inter-American Affairs. Mr. Aronson serves as a Director of Liz Claiborne, Inc., Royal Caribbean Cruises Ltd., Chroma Oil & Gas, LP, Northern Tier Energy Inc. and The Nature Conservancy (Maryland/District of Columbia Chapter). Mr. Aronson served as a Director of Mariner Energy, Inc. from 2004 until 2010. Mr. Aronson is a member of the Council on Foreign Relations and serves on a number of not-for-profit boards, including the National Democratic Institute for International Affairs.

Mr. Aronson’s experience in international affairs and foreign policy, particularly in Latin America, is valuable to our board of directors given Hyatt’s global presence and strategy of expanding the presence of its brands in attractive markets worldwide. Mr. Aronson’s background in private equity gives him extensive experience in mergers and acquisitions and financing transactions and working with management teams. Mr. Aronson also brings to the board of directors valuable experience in and knowledge of the travel and tourism industry as a result of his service as a member of the board of directors of Royal Caribbean Cruises Ltd. Mr. Aronson has significant corporate governance experience as a result of having served on a number of public company boards of directors and board committees.

Mark S. Hoplamazian	Director since 2006

Age 48

Mark S. Hoplamazian has been a member of our board of directors since November 2006. He has served as our President and Chief Executive Officer since December 2006, as interim President from July 2006 to December 2006 and Vice President from August 2004 to December 2004. From April 2004 to August 2009, Mr. Hoplamazian served as President and Director of TPO, the principal financial and investment advisor to various Pritzker family business interests. Mr. Hoplamazian served in various capacities with TPO and its predecessors since its formation in 1997, including managing its merchant banking and investment activities. From August 2009 to December 2010, Mr. Hoplamazian was a Vice President of TPO. Mr. Hoplamazian is the current Chairman of the National Advisory Council on Minority Business Enterprise. He serves on the Advisory Board of Facing History and Ourselves, the Council on the University of Chicago Booth School of Business, the board of directors of New Schools for Chicago, the Executive Committee of the board of directors of World Business Chicago, and the Henry Crown Fellowship Program Board of Overseers. Mr. Hoplamazian is a member of the World Travel & Tourism Council, and the Commercial Club of Chicago, and is member of the Discovery Class of the Henry Crown Fellowship.

As Hyatt’s President and Chief Executive Officer, Mr. Hoplamazian provides our board of directors with valuable insight regarding Hyatt’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in board discussions regarding strategic planning and development for the Company. The board of directors also benefits from Mr. Hoplamazian’s historical knowledge of Hyatt. Prior to becoming our President and Chief Executive Officer, Mr. Hoplamazian regularly advised Hyatt on business and financial matters in his various roles at TPO. Mr. Hoplamazian is financially sophisticated and also has significant mergers and acquisitions and corporate finance experience.

Penny Pritzker	Director since 2004

Age 52

Penny Pritzker has been a member of our board of directors since August 2004 and served on the board of directors of Hyatt Corporation and Hyatt International Corporation from 1999 to 2004. Ms. Pritzker serves as Chairman of Pritzker Realty Group, L.L.C., a real estate investment and advisory firm; is co-founder and former Chairman of The Parking Spot, a near-airport parking company; serves as Chairman of TransUnion Corp., a credit reporting service company; serves as co-founder and chair of Artemis Real Estate Partners, L.L.C., a real estate investment firm; is a Director and President of The Pritzker Foundation, a charitable foundation; and served as National Finance Chair of Barack Obama’s 2008 presidential campaign. Ms. Pritzker served as a Director of the Marmon Group, Inc. until March 2008 and as a Director of LaSalle Bank Corporation, N.A. from 2004 to 2007. Ms. Pritzker is the first cousin of Mr. Thomas J. Pritzker, who is our executive chairman.

Ms. Pritzker has a long history with Hyatt and deep knowledge of the Company’s business having served as a director since the Company’s formation in 2004 and as a former director of Hyatt Corporation and Hyatt International Corporation from 1999 to 2004. Through her work with Pritzker Realty Group, L.L.C. and various other Pritzker business interests, Ms. Pritzker brings to our board of directors extensive experience in real estate and finance matters. Additionally, Ms. Pritzker has significant experience serving on boards of directors for profit and not-for-profit organizations. Ms. Pritzker also contributes to the gender diversity of the board of directors.

Michael A. Rocca	Director since 2008

Age 67

Michael A. Rocca has been a member of our board of directors since March 2008. From 1994 to 2000, Mr. Rocca served as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., a pharmaceutical and medical device manufacturer. Prior to 1994, Mr. Rocca served in a variety of finance positions with Honeywell Inc., a diversified technology and manufacturing company, including Vice President, Treasurer and Vice President, Finance Europe. Mr. Rocca also serves as a Director of St. Jude Medical Inc. Mr. Rocca previously served as a Director of Lawson Software, Inc. from 2003-2011.

Mr. Rocca is an audit committee financial expert and has extensive experience chairing public company audit committees. His background as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., various finance positions with Honeywell Inc. and overall financial and accounting expertise make Mr. Rocca particularly well-suited to assist our board of directors with its oversight responsibilities regarding Hyatt’s financial statements and its financial reporting and disclosure practices.

Byron D. Trott	Director since 2007

Age 53

Byron D. Trott has been a member of our board of directors since August 2007. He serves as Chairman and CEO of BDT Capital Partners. BDT Capital Partners is a Chicago-based private partnership that combines a $2.7 billion investment fund with advisory services to address the long-term strategic and financing needs of family and/or founder controlled companies. Mr. Trott has 30 years of experience advising and investing with public and private closely held companies. Prior to founding BDT Capital Partners in 2009, Mr. Trott had a distinguished 27-year career at Goldman, Sachs & Co., where most recently he was Vice Chairman of the global Investment Banking Division and head of the Chicago office and the Midwest Region. He also served on the Investment Committee of Goldman’s Principal Investment Area and the firm-wide Partnership Committee. Civically, Mr. Trott is a director of Conservation International and a trustee on the boards of the University of Chicago and the Art Institute of Chicago. In 2011, Mr. Trott was inducted into the Horatio Alger Association of Distinguished Americans in recognition of his professional accomplishments, philanthropic contributions and dedication to hard work, integrity and perseverance.

Mr. Trott has extensive historical knowledge of Hyatt’s business, deep knowledge of the capital markets and expertise in mergers and acquisitions and corporate finance. Through his role at BDT Capital Partners and his former leadership position at Goldman, Sachs & Co., Mr. Trott has had significant exposure to a number of different companies and business models and has advised numerous companies through a variety of economic cycles, which the board of directors believes provides him with valuable insight regarding Hyatt’s capital structure and in developing strategy. Additionally, Mr. Trott has significant experience in advising closely held companies and brings to Hyatt his knowledge of the travel and tourism industry through his affiliation as an Advisory Director of Enterprise Rent-A-Car Company and the boards of directors of two other private companies, Pilot Flying J and Weber-Stephen Products LLC.

Richard C. Tuttle	Director since 2004

Age 56

Richard C. Tuttle has been a member of our board of directors since December 2004. Mr. Tuttle is a founding Principal at Prospect Partners, LLC, a lower-middle-market private equity firm, and has held this position since 1998. Prior to founding Prospect Partners, he was Executive Vice President of Corporate Development for Health Care & Retirement Corp., now Manor Care, Inc., a healthcare services company. He served as a Director of Manor Care until December 2007 and served as a Director of Cable Design Technologies, Inc., now Belden Inc., for 17 years. Mr. Tuttle is Chairman of the boards of directors of Velvac Holdings, Inc., ESI Lighting, Inc., Office Resources, Inc., Tender Products Corporation, Polymer Holding Corporation and World Data Products, Inc. and is a Director of Pipp Mobile Storage Systems, Inc.

Mr. Tuttle contributes to our board of directors’ expertise in financing transactions and experience in working with operating companies and management teams as a result of his 20 years of experience in private equity. Having served as a director of the Company for over five years, Mr. Tuttle’s long-standing knowledge of and familiarity with Hyatt and our operations benefits the board of directors. Additionally, he is sophisticated in financial and accounting matters.

James H. Wooten, Jr.	Director since 2011

Age 63

James H. Wooten, Jr. served as the Senior Vice President, General Counsel and Secretary of Illinois Tool Works Inc. (“ITW”), a worldwide manufacturer of engineered products and equipment from 2006 until his retirement on March 1, 2012. Mr. Wooten joined ITW in 1988 as Senior Attorney. He was named Associate General Counsel in 2000, and in 2005, he was promoted to Vice President, General Counsel and Secretary. Prior to joining ITW, Mr. Wooten practiced law at the firm of Gardner, Carton & Douglas, which is currently part of Drinker Biddle & Reath LLP. Mr. Wooten currently serves as a Director of Children’s Memorial Hospital, Window to the World Communications, Inc., Congo Square Theatre and National Merit Scholarship Corporation. He also serves on the Audit Committee of Children’s Memorial Hospital and Compensation Committee of Window to the World Communications, Inc.

Mr. Wooten brings to our board of directors extensive experience as an executive officer of a Fortune 200 company. Throughout his more than 20 years with ITW, Mr. Wooten has developed deep expertise and experience in the areas of risk assessment and management, SEC reporting issues and the general financial and operational aspects of managing a global enterprise. The board of directors also values Mr. Wooten’s experience on various private and not-for-profit company boards of directors and committees. As an African-American, Mr. Wooten contributes to the diversity of the board of directors.

Other than the relationships of Mr. Thomas J. Pritzker and Ms. Penny Pritzker as described above, there are no family relationships among any of our directors or executive officers.

Our Class I directors, whose terms will expire at the annual meeting of stockholders held during calendar year 2013, are Messrs. Aronson, Hoplamazian and Rocca and Ms. Pritzker.

Our Class II directors, whose terms will expire at the annual meeting of stockholders held during calendar year 2014, are Messrs. Pritzker, Trott, Tuttle and Wooten.

While voting agreements entered into with or among our major stockholders are in effect, they may provide our board of directors with effective control over the election of directors. Directors can be removed from our board of directors only for cause. Vacancies on our board of directors, and any newly created director positions created by the expansion of the board of directors, can be filled only by a majority of remaining directors then in office.

Pursuant to our employment letter with Mr. Pritzker, we have agreed that so long as he is a member of our board of directors we will use our commercially reasonable efforts to appoint him as our executive chairman as long as he is willing and able to serve in that office. If he is not re-appointed as executive chairman, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

Pursuant to our employment letter with Mr. Hoplamazian, we have agreed that so long as he is our president and chief executive officer, we will use our commercially reasonable efforts to nominate him for re-election as a director prior to the end of his term. If he is not re-elected to the board of directors, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

During the fiscal year ended December 31, 2011, Hyatt’s board of directors held nine meetings (and took action two times by written consent). The audit committee held 12 meetings, the compensation committee held six meetings, the nominating and corporate governance committee held six meetings, and the finance committee held eight meetings (and took action one time by written consent). Mr. Penner attended fewer than 75% of the total number of meetings of the board of directors and committees on which he served during 2011 (attending seven of the nine meetings of the board of directors held in 2011 and five of the eight finance committee meetings held in 2011). We do not have a policy regarding attendance of directors at our annual meetings of stockholders. Nine directors attended our 2011 annual meeting of stockholders.

Board Leadership Structure

The Hyatt Hotels Corporation Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that the offices of the chairman of the board of directors and chief executive officer may be either combined or separated at the discretion of the board of directors. Mr. Pritzker currently serves as our executive chairman and Mr. Hoplamazian currently serves as our president and chief executive officer. Prior to Mr. Hoplamazian being named to this position in December 2006, Mr. Pritzker served as our executive chairman and chief executive officer. Mr. Hoplamazian also serves on our board of directors. As chief executive officer, Mr. Hoplamazian is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while Mr. Pritzker, as executive chairman, provides guidance to the chief executive officer on a variety of key issues and sets the agenda for board of directors meetings (with input from Mr. Hoplamazian) and presides over meetings of the full board of directors. Our board of directors has determined that Mr. Pritzker’s active involvement as executive chairman while Mr. Hoplamazian serves as president and chief executive officer and a director benefits the Company as a result of Mr. Pritzker’s deep understanding of the Company’s operations, relationships with owners and developers and extensive knowledge of the hospitality industry. Additionally, pursuant to our employment letter with Mr. Pritzker, we have agreed that so long as he is a member of our board of directors we will use our commercially reasonable efforts to appoint him as our executive chairman as long as he is willing and able to serve in that office. If he is not re-appointed as executive chairman, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

Our Corporate Governance Guidelines also provide that from time to time, the independent directors may determine that the board of directors should have a lead director. In the event that the independent directors make such a determination, the chairman of the nominating and corporate governance committee shall become the lead director on an ex officio basis. In the event that a lead director is designated, his or her duties would include: assisting the chairman of the board and board of directors in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines, coordinating the agenda for and moderating sessions of the board of director’s non-management directors and acting as principal liaison between the non-management directors and the chairman of the board on sensitive issues. The Company currently has eight independent directors and to date they have not determined that the board of directors should have a lead director.

Our board of directors believes that this current board leadership structure is in the best interests of the Company and its stockholders at this time. Our Corporate Governance Guidelines provide the flexibility for our board of directors to modify or continue our leadership structure in the future, as it deems appropriate.

Our non-management directors will regularly meet in executive session without management present and our independent directors meet in executive session at least once a year. Mr. Aronson, the chairman of the nominating and corporate governance committee, presides at such sessions.

Board Role in Risk Oversight

Management is responsible for the Company’s day-to-day risk management activities and processes, and our board of directors’ role is to engage in informed oversight of and provide direction with respect to such risk management activities and processes. In fulfilling this oversight role, our board of directors focuses on understanding the nature of our enterprise risks, including risk in our operations, finances and strategic direction. Our board of directors performs this oversight function in a variety of ways, including the following:

•

the board of directors receives management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to those topics;

•

the Company maintains a risk council that is led by our vice president, internal audit and is comprised of certain members of management from different functional areas and business units and is responsible for identifying, assessing, prioritizing and monitoring critical risks of the Company and periodically reports to the board of directors and the audit committee regarding the Company’s risk management processes and procedures; and

•

the audit committee assists the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management. To this end, the audit committee discusses with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

All interested parties who wish to communicate with any of our directors, including our non-management directors, can address their communications as follows:

Mail:	Hyatt Hotels Corporation
Attention: Corporate Secretary
71 South Wacker Drive, 12th Floor
Chicago, Illinois 60606

Email:	shareholdercommunications@hyatt.com

Hyatt’s corporate secretary will maintain a record of all such communications and promptly forward to the chairman of the nominating and corporate governance committee those that the corporate secretary believes require immediate attention. The corporate secretary will also periodically provide the chairman of the nominating and corporate governance committee with a summary of all such communications. The chairman of the nominating and corporate governance committee shall notify the board of directors or the chairs of the relevant committees of the board of directors of those matters that he believes are appropriate for further action or discussion.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted the Hyatt Hotels Corporation Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to all of Hyatt’s directors, officers and associates, including the Company’s president and chief executive officer, chief financial officer, principal accounting officer or controller and other senior financial officers performing similar functions. The Code of Ethics is posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” The Company will furnish a copy of the Code of Ethics to any person, without charge, upon written request directed to: Senior Vice President–Investor Relations, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. In the event that the Company amends or waives any of the provisions of the Code of Ethics that applies to the Company’s chief executive officer, chief financial officer, principal accounting officer or controller and other senior financial officers performing similar functions, the Company intends to disclose the relevant information on its website.

CORPORATE GOVERNANCE GUIDELINES

The Company has adopted the Corporate Governance Guidelines to assist the board of directors in the exercise of its responsibilities. The Corporate Governance Guidelines are posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Corporate Governance Guidelines.” The Company will furnish a copy of the Corporate Governance Guidelines to any person, without charge, upon written request directed to: Senior Vice President–Investor Relations, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606.

DIRECTOR INDEPENDENCE

Under our Corporate Governance Guidelines, our board of directors will be comprised of a majority of directors who qualify as independent directors under the listing standards of the NYSE. Directors who do not meet the NYSE’s independence standards, including current and former members of management, also make valuable contributions to the board of directors and to Hyatt by reason of their experience and wisdom, and the board of directors expects that some minority of its members will not meet the NYSE’s independence standards.

Only those directors who the board of directors affirmatively determines have no direct or indirect material relationship with the Company will be considered independent directors, subject to any additional qualifications prescribed under the listing standards of the NYSE. A material relationship is one that would interfere with the director’s exercise of independent judgment in carrying out his or her duties and responsibilities as a director. The nominating and corporate governance committee and the board of directors annually review all relevant business relationships any director or nominee for director may have with Hyatt, including the relationships described in the section below titled “Certain Relationships and Related Party Transactions.” As a result of this review, the board of directors has determined that each of Messrs. Aronson, Friedman, McDonald, Rocca, Trott, Tuttle, Wooten and Ms. Kronick is an “independent director” under applicable SEC rules and the listing standards of the NYSE. In making these independence determinations, in addition to the relationships described below under “Certain Relationships and Related Party Transactions,” the board of directors considered that certain of these directors serve or previously served together on other boards of directors, not-for-profit boards of directors and charitable organizations, certain directors serve as non-management directors or executive officers of companies with which Hyatt does business, and certain directors are affiliated with charitable organizations that received contributions from Hyatt of amounts within the criteria set forth in our Corporate Governance Guidelines. The board of directors also took into account that certain entities affiliated with the directors paid amounts to Hyatt for room accommodations and meeting space in the ordinary course of business. Relationships considered by the board of directors not otherwise described in this paragraph are disclosed below.

Mr. Aronson is a director and a member of the compensation committee of Royal Caribbean Cruises Ltd. (“Royal Caribbean”). Mr. Thomas J. Pritzker is a director of Royal Caribbean and Pritzker family non-U.S. situs trusts own approximately 5.4% of the outstanding common stock of Royal Caribbean. Mr. Aronson is the Founder and Managing Partner of ACON Investments, LLC. The Pritzker Family Foundations, LLC made an investment in ACON-Bastion Partners II, L.P., an investment fund affiliated with ACON Investments, LLC. Ms. Penny Pritzker is an officer of The Pritzker Family Foundations, LLC. The board of directors has affirmatively determined that such relationships would not interfere with Mr. Aronson’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

Mr. McDonald is a director of Wells Fargo and Company, parent of Wachovia Bank, National Association, which is a lender and administrative agent under the Company’s credit facility. The Company made payments to Wachovia of approximately $835,239 in 2010 under the credit facility. In addition, in 2010 the Company made a payment to Wells Fargo of approximately $38.6 million to pay off property specific mortgage debt. Mr. McDonald will not be standing for re-election as a director of Wells Fargo in 2012. The board of directors has affirmatively determined that such relationship would not interfere with Mr. McDonald’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

Mr. Trott is the managing partner and chief investment officer of BDT Capital Partners, LLC and the president of BDT & Company, LLC. An affiliate of BDT Capital Partners, LLC is the general partner of BDT Capital Partners Fund I, L.P. Trusts for the benefit of Mr. Thomas J. Pritzker and members of his family and trusts for the benefit of Ms. Penny Pritzker and members of her family and Ms. Pritzker’s family foundation have subscribed as limited partners in BDT Capital Partners Fund I, L.P. BDT & Company, LLC has been engaged by the co-trustees of the Pritzker family U.S. situs trusts (including Mr. Thomas J. Pritzker) to provide financial advisory services on a broad range of matters. The board of directors has affirmatively determined that such relationships would not interfere with Mr. Trott’s exercise of independent judgment in carrying out his duties and responsibilities as a director.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors has a nominating and corporate governance committee, an audit committee, a compensation committee and a finance committee, each of which has the composition and responsibilities described below. Our board of directors may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee complies with the listing requirements and other rules of the NYSE.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Aronson, Trott and Tuttle, with Mr. Aronson serving as chairman. Our board of directors has determined that each of Messrs. Aronson, Trott and Tuttle is independent within the meaning of the listing standards of the NYSE. The nominating and corporate governance committee is authorized to:

•

assist the board of directors in identifying individuals qualified to be members of the board of directors consistent with criteria approved by the board of directors and set forth in the Corporate Governance Guidelines and to recommend director nominees to the board of directors;

•	take a leadership role in shaping Hyatt’s corporate governance, including developing and recommending to the board of directors corporate governance guidelines and practices applicable to Hyatt;

•	recommend board committee nominees to the board of directors; and

•	oversee the evaluation of the board of directors’ and management’s performance.

Our board of directors has adopted a written charter for our nominating and corporate governance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.”

Selection of Director Nominees

At an appropriate time prior to each annual meeting of stockholders, or if applicable, a special meeting of stockholders at which directors are to be elected or re-elected, the nominating and corporate governance committee will recommend to the board of directors for nomination such candidates as the committee has found to be well qualified and willing and available to serve, and in each case, providing the committee’s assessment whether such candidate would satisfy the independence requirements of the NYSE.

Prior to making such recommendations to the board of directors, the nominating and corporate governance committee conducts inquiries into the background and qualifications of any potential candidates, including the following criteria set forth in Hyatt’s Corporate Governance Guidelines:

•	judgment, character, expertise, skills and knowledge useful to the oversight of Hyatt’s business;

•	diversity of viewpoints, backgrounds and experiences;

•	business or other relevant experience; and

•

the extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other directors will build a board of directors that is effective, collegial and responsive to the needs of Hyatt.

The nominating and corporate governance committee also considers such other relevant factors as it deems appropriate, including requirements that the members of the board of directors as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the board of directors as a whole and for populating the audit, compensation and nominating and corporate governance committees. While there are no specific minimum qualifications that a director candidate must possess, the nominating and corporate governance committee recommends those candidates who possess the highest personal and professional integrity, have prior experience in corporate management or our industry, maintain academic or operational expertise in an area relating to our business and demonstrate practical and mature business judgment. As described above, our Corporate Governance Guidelines specify that the value of diversity of viewpoints, backgrounds and experiences on the board of directors should be considered by the nominating and corporate governance committee in the director identification and nomination process. The nominating and corporate governance committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weighting to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee will consider stockholder recommendations for candidates to be nominated by our board of directors for election at the 2013 annual meeting of stockholders. Stockholders who want to recommend a potential director candidate for consideration by the nominating and corporate governance committee should send a written notice, addressed to the corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. This notice must include the same information as would be required under our bylaws in a stockholder’s notice to nominate a director at the 2013 annual meeting of stockholders. These information requirements are set forth in Sections 3.8(a)(2)(x) and 3.8(a)(2)(z)(i)–(vii) of our bylaws.

We also consider potential director candidates recommended by current directors, officers, employees and others. We may also retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill or background. In 2011, we engaged Spencer Stuart, Inc., an executive search consulting firm, and paid related fees in the amount of $6,875.

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is typically based on any written materials provided with respect to potential candidates, and the committee reviews the materials to determine the qualifications, experience and background of the candidates. Final candidates are typically interviewed by one or more members of the nominating and corporate governance committee. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes a recommendation to the full board of directors regarding whom should be nominated by the board of directors.

The nominating and corporate governance committee did not receive any director recommendations from a stockholder for consideration at the 2012 Annual Meeting. December 1, 2012 is the deadline established by the nominating and corporate governance committee for submission of potential director nominees for consideration by the nominating and corporate governance committee for nomination at the 2013 annual meeting of stockholders.

Audit Committee

Hyatt’s audit committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Rocca, Tuttle and Wooten and Ms. Kronick, with Mr. Rocca serving as chairman. Our board of directors determined that each of Messrs. Rocca, Tuttle and Wooten and Ms. Kronick is independent within the meaning of applicable SEC rules and the listing standards of the NYSE, and has determined that Mr. Rocca is an audit committee financial expert, as such term is defined in the rules and regulations of the SEC. The audit committee has oversight responsibilities regarding:

•	the integrity of our financial statements and our financial reporting and disclosure practices;

•	the soundness of our system of internal controls regarding finance and accounting compliance;

•	the annual independent audit of our consolidated financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the engagement of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm;

•	the performance of our internal audit function and approval of the internal audit plan;

•	our compliance with legal and regulatory requirements in connection with the foregoing;

•	compliance with our Code of Ethics;

•

assisting the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management, and discussing with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures;

•	reviewing and approving procedures with respect to employee submission of and the Company’s response to complaints received regarding accounting, internal accounting controls or auditing matters; and

•

addressing requests for waivers of conflict of interest situations and addressing certain concerns related to accounting, internal accounting controls and auditing matters as provided in our Corporate Governance Guidelines.

Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Audit Committee Charter.”

Finance Committee

Our finance committee consists of Messrs. Pritzker, Trott and Penner and Ms. Pritzker, with Mr. Pritzker serving as chairman. The finance committee is responsible for reviewing with Company management strategies, plans, policies and significant actions relating to corporate finance matters, including, without limitation, the following matters:

•

long and short-term financings, including, without limitation (i) borrowing of funds from, or issuance of debt securities to, one or more lenders, in each case involving an amount in excess of $50,000,000, (ii) designation and issuance of our equity securities and matters related to the sale and marketing thereof, (iii) any financial guaranty in excess of $50,000,000, and (iv) any credit support in excess of $50,000,000;

•

changes in our capital structure, including, but not limited to, (i) cash and stock dividend policies, (ii) programs to repurchase our stock, (iii) issues relating to the redemption and/or issuance of our preferred stock, and (iv) stock splits;

•	investments (including the making of loans), divestitures and acquisitions, in each case involving an amount in excess of $50,000,000;

•	capital expenditures and leasing arrangements, in each case involving an amount in excess of $50,000,000; and

•	oversight of administration and asset management of our unfunded and funded employee benefit plans and amounts held for operating needs.

In addition to its review responsibilities described above, the finance committee has the power and authority to approve on behalf of the board of directors all matters set forth in the first bullet point above (except the issuances of equity) and all of the matters set forth in the third, fourth and fifth bullet points above. Approval of the following matters is specifically reserved to the full board of directors:

•	issuances of equity;

•	debt financings, financial guarantees and/or credit support involving in each case an amount in excess of $100 million;

•	all matters described in the second bullet point above;

•	merger, acquisition and divestiture activities involving companies, businesses or assets valued in each case in an amount in excess of $100 million; and

•	capital expenditures and leasing arrangements involving in each case an amount in excess of $100 million.

Our board of directors has adopted a written charter for our finance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Finance Committee Charter.”

Compensation Committee

Our compensation committee consists of Messrs. McDonald, Aronson and Friedman and Ms. Kronick, with Mr. McDonald serving as chairman. Our board of directors has determined that each member of our compensation committee is independent within the meaning of the listing standards of the NYSE. However, Mr. Friedman is not an outside director for purposes of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), or a non-employee director under Section 16 of the Exchange Act. Accordingly, the compensation committee has appointed a sub-committee consisting of Mr. McDonald, Mr. Aronson and Ms. Kronick (the “Section 162(m) and Section 16 subcommittee”) to take actions with respect to any compensation intended to qualify as performance based compensation and be deductible under Section 162(m) or exempt from the “short-swing” rules under Rule 16b-3 of the Exchange Act. The compensation committee is authorized to discharge the responsibilities of the board of directors relating to:

•

the establishment, maintenance and administration of compensation and benefit policies designed to attract, motivate and retain personnel with the requisite skills and abilities to enable the Company to achieve its business objectives;

•	the goals, objectives and compensation of our president and chief executive officer, including evaluating the performance of the president and chief executive officer in light of those goals;

•	the compensation of our other executive officers and non-management directors;

•	ensuring that succession planning takes place for the chief executive officer and other senior management positions;

•	our compliance with the compensation rules, regulations and guidelines promulgated by the NYSE, the SEC and other law, as applicable; and

•	the issuance of an annual report on executive compensation for inclusion in our annual proxy statement.

Our board of directors has adopted a written charter for our compensation committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Compensation Committee Charter.”

During 2011 the compensation committee relied upon information provided by Mercer (US) Inc. (“Mercer”) in setting compensation for our named executive officers, as more thoroughly discussed below under the section titled “Compensation Consultant Fees and Services.”

In making decisions about executive compensation, the compensation committee considered input from Mercer, our executive chairman, our president and chief executive officer and our chief human resources officer. However, the compensation committee ultimately makes all compensation decisions regarding our executive officers, other than our executive chairman, whose compensation is approved by the full board of directors.

The compensation committee may delegate its duties to a subcommittee under the terms of its charter. In addition, under the terms of our Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (as amended, the “LTIP”), the compensation committee may delegate to other members of the board of directors and to our officers the authority to make awards and to amend LTIP awards, except that it may not delegate the authority to make any awards to officers who are subject to Section 16 of the Exchange Act or to make awards to themselves. To date, other than the delegation to the Section 162(m) and Section 16 subcommittee, the compensation committee has not delegated any of its authority under the LTIP.

Compensation Consultant Fees and Services

During 2011 Mercer was engaged by management directly to provide executive, director and other compensation services on which management and the compensation committee both rely. During 2011, Mercer performed the following services:

•	provided information and data so that we could assess the competitiveness of our executive compensation programs;

•	advised on current base and incentive compensation practices;

•	initiated a job leveling study for our corporate office;

•	provided analysis regarding our total rewards program, LTIP awards, and dilution and run-rate under the LTIP; and

•	assisted with international insurance proposals and renewal negotiations.

Mercer supports the needs of both management and the compensation committee. For 2011, the compensation committee determined that it was not necessary to retain Mercer separately, or to retain its own compensation consultant, as the committee was confident that the advice it received from Mercer was objective and not influenced by Mercer’s or its affiliates’ relationships with Hyatt. In particular, the individual executive compensation consultant used:

•	receives no incentive or other compensation based on the fees charged to Hyatt for other services provided by Mercer or any of its affiliates;

•	is not responsible for selling other Mercer or affiliate services to the Company; and

•	is prohibited by Mercer’s professional standards from considering any other relationships Mercer or any of its affiliates may have with Hyatt in rendering his advice and recommendations.

Notwithstanding the foregoing, in December 2011, the compensation committee directly engaged Mercer as a consultant to the committee on a going forward basis while, in turn, delegating to certain members of management the authority to direct Mercer with respect to matters which are of general applicability to broad levels of employees, do not involve equity compensation, are not limited to executive officers and do not exceed $200,000 in fees per individual statement of work. As such, management has the sole authority to engage Mercer for any such additional services without further approval so long as such services remain within the scope of the established parameters.

The following is a summary of the fees for professional services, as well as commissions with respect to international insurance matters, paid to Mercer and its affiliates for services rendered in 2011:

Fee Category	2011

Executive and Director Compensation Consulting	$175,581

Non-Executive Compensation Consulting	$347,707

Non-Executive Compensation Services by an Affiliate of Mercer	$1,058,933	(1)

Total	$1,582,221

(1)	Amount represents commissions and consulting fees paid to an affiliate of Mercer with respect to international insurance matters.

Compensation Risk Considerations

The compensation committee reviews and evaluates, in conjunction with management, the incentives and material risks arising from or relating to the Company’s compensation programs and arrangements and determines whether such incentives and risks are appropriate. A team made up of members from our internal audit and human resources departments reviewed the Company’s incentive compensation plans and programs in order to assess whether or not any such plans or programs could create risks that are reasonably likely to have a material adverse effect on the Company. Management then reviewed such assessment with the compensation committee. In such assessment, the Company determined that the following policies discourage unreasonable or excessive risk-taking by executives:

•

base salary levels are commensurate with the overall experience, time in the role, and performance of each “named executive officer” (“NEO”) (and the competitive market) so that the executive officers are not motivated to take excessive risks to achieve a level of financial security;

•	annual incentive plans include a diverse mix of corporate and individual performance metrics, including non-financial measures;

•	annual incentive payouts are capped to ensure that no payout exceeds a specified percentage of salary, thereby moderating the impact of short-term incentives;

•	the mix of short- and long-term incentives is weighted such that a significant percentage of total opportunity is in the form of long-term equity awards;

•

awards made under our LTIP are generally granted as a mix of stock appreciation rights (“SARs”), time-vested restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) that vest over time which, together, encourage NEOs to focus on sustained stock price performance;

•	activities, controls and monitoring procedures are in place, including but not limited to compensation committee oversight, that mitigate risks associated with incentive compensation plans;

•

in addition to our chief executive officer and chief financial officer being subject to the claw back provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a compensation recovery policy, described below in the section titled “Share Ownership Requirement and Compensation Recovery Policy”; and

•	share ownership requirements align the long-term interests of NEOs with the interests of stockholders.

Based on these and other considerations, the Company concluded that there are no compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required by members of our board of directors.

Retainers and Committee Fees

Our directors who are also our employees do not receive any additional compensation for their services as our directors. Accordingly, Messrs. Pritzker and Hoplamazian do not receive any compensation for their services as directors. For 2011, members of the board of directors who are not our employees were entitled to receive annual cash retainers of $70,000 and stock compensation of $105,000.

Directors may elect to receive their annual cash retainer in shares of Class A common stock. The annual cash retainer is paid on a quarterly basis. Directors who choose to receive cash do so at the end of each fiscal quarter. Directors who choose to receive shares of Class A common stock in lieu of cash receive shares with a grant date of the second to last business day of each quarter. The annual cash retainer is pro-rated in the event the director did not serve for the full fiscal quarter.

Directors receive their annual stock retainer on the date of the Company’s annual meeting of stockholders, payable in arrears for service since the prior annual meeting. Prior to January 1, 2011, the annual stock retainer was paid quarterly in arrears for service during the immediately preceding quarter. Therefore, on the date of the 2011 annual meeting of stockholders, stock compensation paid to non-employee directors was pro-rated to reflect compensation for only the period ranging from January 1, 2011 to the date of the 2011 annual meeting of stockholders because the directors had already received stock compensation payments for the third and fourth quarters of 2010. The annual stock retainer is also pro-rated in the event the director did not serve for the full fiscal year.

Committee members and the chairman of each committee received the following annual cash retainers for 2011:

Committee Name	Committee Member Retainer	Committee Chairman Retainer

Audit Committee	$9,000	$25,000

Compensation Committee	$3,000	$25,000

Nominating and Corporate Governance Committee	$3,000	$6,000

Finance Committee(1)	$3,000	$6,000

(1)	As an employee of the Company, Mr. Pritzker was not eligible to receive and did not receive a retainer for his service as chairman of the finance committee in 2011.

The chairman of a committee receives only the chairman retainer and does not also receive the committee member retainer. Committee retainers are paid in quarterly installments on the second to last business day of each quarter based on the individual’s service for such quarter. All of our directors are reimbursed for reasonable expenses incurred in connection with attending board of director meetings and committee meetings and for attending corporate functions on our behalf. To encourage our directors to visit and personally evaluate our properties, the directors are eligible for complimentary and discounted rooms at Hyatt-owned, operated or franchised hotels, as well as the use of hotel-related services when on personal travel.

Newly Elected Directors

In addition to the annual cash and stock compensation, each newly-elected non-employee director receives an initial equity retainer of $75,000 payable in shares of our Class A common stock. The initial equity retainer is payable on the date the director is first elected or appointed to the board of directors and is based on the value of the shares on such date.

Non-Employee Director Stock Ownership Guidelines

Our Corporate Governance Guidelines require that each non-employee director accumulate and own, directly or indirectly, at least $225,000 worth of our common stock (or common stock equivalents held under the Directors Deferred Compensation Plan described below) at all times during his or her tenure on the board of directors. Our non-employee directors who served on the board of directors at the time of our initial public offering in November 2009 have until November 2014 to meet this ownership requirement. Any non-employee directors commencing service after November 2009, such as Mr. Wooten, will have up to five years of service on the board of directors to meet this ownership requirement. If, after the relevant accumulation period, the market value of such director’s stock should fall below the target level, the director will not be permitted to sell any of our common stock until the market value again exceeds the target level. These sale limitations do not apply where the decline in value of the director’s holdings of our common stock is in connection with a change of control transaction.

Directors Deferred Compensation Plan

Each non-employee director may elect to defer all or any portion of his or her annual cash and annual stock retainers under our Directors Deferred Compensation Plan. Once an election is made to defer a retainer, the decision may be revoked or changed only for subsequent calendar years. Under the Directors Deferred Compensation Plan, a director who elects to defer any of his or her annual cash retainer may elect to have such amount invested in a notional cash account, which is credited with interest quarterly at the prime rate, or in stock units equivalent to our Class A common stock. Deferrals of annual stock retainers are invested in stock units equivalent to our Class A common stock. Any retainers deferred into stock units are entitled to receive additional stock units equal to the amount of any dividends payable on the stock units held by the director. The director may also elect to receive payment for any such deferrals at either January 31st of the year following the director’s departure from the board of directors or on the last business day of March of the fifth year following the year in which such retainer was earned. Stock units are paid in shares of our Class A common stock from shares reserved for issuance under our LTIP.

2011 Director Compensation

The following table provides information related to the compensation of our non-employee directors earned for 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Bernard W. Aronson	$79,000	$47,777	$126,777

Richard A. Friedman(2)	$3,000	$117,783	$120,783

Susan D. Kronick(2)	$10,500	$117,783	$128,283

Mackey J. McDonald(2)	$25,000	$117,783	$142,783

John D. Nichols(2)(3)	$0	$79,886	$79,886

Gregory B. Penner(2)	$3,000	$117,783	$120,783

Penny Pritzker(2)	$3,000	$117,783	$120,783

Michael A. Rocca	$95,000	$47,777	$142,777

Byron D. Trott(2)	$6,000	$117,783	$123,783

Richard C. Tuttle(2)	$12,000	$117,783	$129,783

James H. Wooten, Jr. (2)(3)	$4,500	$110,030	$114,530

(1)	Amounts shown represent the grant date fair value of stock or stock units in payment of annual stock retainers in 2011 as computed in accordance with Financial Accounting Standards Board (“FASB”) (Accounting Standards Codification (“ASC”)) Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions made in the valuation, see Note 18 to the Consolidated Financial Statements for 2011 contained in our Annual Report on Form 10-K filed with the SEC on February 16, 2012. As described above under “Directors Deferred Compensation Plan,” directors may elect to defer their stock and cash fees into RSUs. The following table sets forth the aggregate number of outstanding RSUs held by each director as of December 31, 2011:

Name	Stock Units

Bernard W. Aronson	8,509

Richard A. Friedman	6,238

Mackey J. McDonald	6,058

John D. Nichols	13,338

Penny Pritzker	3,068

Michael A. Rocca	9,141

Richard C. Tuttle	15,678

(2)

Mr. McDonald, Mr. Penner, Ms. Kronick, Mr. Trott and Mr. Wooten elected to receive their annual cash retainers of $70,000 in the form of our Class A common stock while Mr. Friedman, Mr. Tuttle, Mr. Nichols and Ms. Pritzker elected to defer their annual cash retainer of $70,000 into RSUs under the Directors

Deferred Compensation Plan. As a result, other than Mr. Nichols and Mr. Wooten, each of these directors received 1,842 shares or RSUs (if deferred) based on the fair market value of our Class A common stock on the date the retainers were payable. Mr. Nichols did not stand for re-election to the board of directors on June 15, 2011 and received a pro-rated annual cash retainer for 2011 deferred into 770 RSUs based on the fair market value of our Class A common stock on the date that the retainers were payable. Mr. Wooten was elected to the board of directors on June 15, 2011 and, for the balance of the year, earned a pro-rated cash retainer for 2011 in the form of 1,000 shares of Class A common stock based on the fair market value of our Class A common stock on the date that the retainers were payable.

(3)	Mr. Nichols did not stand for re-election to the board of directors on June 15, 2011. Mr. Wooten was elected to the board of directors effective June 15, 2011. Under the terms of our director compensation program, Mr. Wooten received his initial equity retainer at that time. The number of shares of Class A common stock paid to him was determined by dividing $75,000 by $38.97, our closing stock price on June 15, 2011.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed the Compensation Discussion and Analysis set forth below and discussed its contents with the Company’s management. Based on this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Mackey J. McDonald, Chairman

Bernard W. Aronson

Richard A. Friedman

Susan D. Kronick

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our compensation committee consists of Messrs. McDonald, Aronson and Friedman and Ms. Kronick, with Mr. McDonald serving as chairman. None of the members of our compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our compensation committee. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors. Because of his affiliation with Goldman, Sachs & Co., Mr. Friedman had certain relationships with the Company during 2011 that are required to be disclosed under the SEC rules relating to disclosure of related party transactions. See the section below titled “Certain Relationships and Related Party Transactions” for more information.

ARTICLE III: EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion describes the compensation elements of our total rewards program for our NEOs, including our principal executive officer (“PEO”), principal financial officer (“PFO”) and our three most highly compensated executive officers. We are also including discussion and disclosure regarding our executive chairman as an NEO, even though he technically does not qualify as either our PEO or one of our three most highly compensated executive officers under the SEC proxy disclosure rules.

Our NEOs for 2011 were:

Name	Position
Thomas J. Pritzker	Executive Chairman of the Board

Mark S. Hoplamazian (PEO)	President and Chief Executive Officer

Harmit J. Singh (PFO)	Executive Vice President, Chief Financial Officer

Rakesh K. Sarna	Executive Vice President, Chief Operating Officer–International

H. Charles Floyd	Executive Vice President, Chief Operating Officer–North America

Stephen G. Haggerty	Executive Vice President, Global Head of Real Estate and Development

Our compensation committee is responsible for establishing, maintaining and administering our compensation programs for our NEOs and other executives.

Philosophy and Goals of Our Executive Compensation Program

Our goal is to be the preferred brand for guests and owners and the preferred employer for associates. We believe that this goal is central to and best promotes value creation for our stockholders. Our compensation philosophy is to provide an appropriate base of cash compensation and to align all incentive and long-term components of compensation to support long-term value creation for our stockholders. We have focused on defining annual financial and non-financial goals around metrics that we believe support and promote enhancement of long-term brand value. We believe that this is the best way to align our total rewards with creation of long-term stockholder value. To attract, recruit, develop, engage and retain the talent needed to deliver on this goal, our compensation programs are designed to:

•	retain the employee capabilities required to achieve our goal and appropriately motivate employees through the alignment of total rewards with performance goals;

•	address the needs and preferences of employees as individuals and as members of high-performing teams;

•

be innovative and competitive, recognizing the ever changing dynamics of the labor market and acknowledging that, in attracting, retaining and developing talent globally, we need to offer compelling employment opportunities; and

•	be cost effective and financially sustainable over time under varying business conditions.

To accomplish these goals, our executive compensation program is based on a total rewards program, which provides:

•	compensation, including forms of current cash and incentive compensation, as well as long-term stock-based compensation;

•	benefits, including retirement-related, healthcare and other welfare programs;

•	work/lifestyle programs, including paid-time off, specified number of free hotel stays and other programs that promote well-being; and

•	training and development.

Our total rewards program is designed to provide rewards for individual, team and organizational achievement of business objectives and to emphasize long-term incentive compensation and variable compensation.

Alignment with Stockholder Interests

The compensation committee periodically reviews what it considers to be best practices in governance and executive compensation. As a result, the compensation committee believes that Hyatt’s executive compensation program is aligned with stockholders because Hyatt:

•	does not provide for tax reimbursement payments or gross-ups except in limited cases for new hire relocation;

•	has eliminated virtually all executive perquisites;

•	requires executive officers to maintain specific stock ownership levels to align their interests with stockholders;

•

has policies in place that provide for the forfeiture of vested and unvested equity awards in the event that an NEO competes with Hyatt or violates certain other restrictive covenants and compensation recovery;

•	does not permit repricing of SARs or options without stockholder approval;

•	does not provide supplemental defined benefit pensions to executives;

•	generally provides limited severance protections for NEOs (see the section below titled “Potential Payments on Termination or Change in Control”); and

•	does not use automatic single trigger arrangements that provide change in control payments or vesting of stock-based compensation without loss of employment or material adverse change in job duties.

Impact of Advisory Vote Approving Executive Compensation

At the Company’s 2011 annual meeting of stockholders, the Company held an advisory vote to approve executive compensation (“say-on-pay”), thereby affording stockholders the opportunity to cast an advisory vote on the compensation programs for our NEOs. The result of this advisory vote indicated stockholder approval of the compensation paid to our NEOs. Among other considerations, including the result of the vote, the compensation committee did not change its approach to executive compensation. The compensation committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for our NEOs.

Role of the Outside Consultant

Mercer provides consulting services to our compensation committee and management to help:

•	assess the competitiveness of our executive compensation programs;

•	advise on current incentive compensation and executive benefit practices; and

•	assist with the preparation of this Compensation Discussion and Analysis.

Mercer consultants also work on our plan design for retirement, international benefits and manager incentives, as well as the administration of certain of our plans. See the section above titled “Compensation Consultant Fees and Services” for further information regarding services performed by Mercer in 2011.

Role of Executive Officers

In making decisions about executive compensation, the compensation committee invites our executive chairman, our president and chief executive officer and our chief human resources officer to present various compensation proposals at the committee meetings and to answer any questions the committee may have. With respect to the compensation of our chief executive officer, the compensation committee meets in executive session with the executive chairman and, from time to time, our chief human resources officer is present at such meetings.

Market Data

Mercer helps us assess the market competitiveness of our NEOs’ annual cash and long-term incentives. In doing so, Mercer uses several survey sources, and where data for comparable positions was available in the hospitality/restaurant or lodging industry they provided such data. In addition to any such data available from the hospitality/restaurant or lodging industry, Mercer provides general industry survey data for the compensation committee’s consideration. We include restaurant companies in our market data, along with our competitors in the hospitality and lodging business, as these are companies with which we compete for management talent. The restaurant companies included in our market data surveys also have a similar business profile to ours, in that they have franchise operations, in some cases they own restaurants that they manage, have global operations and scope, and are in a consumer facing and customer oriented service business.

In 2011, we reviewed the competitiveness of our compensation against the following peer group which was selected based on several factors, including business mix and model, revenues, global presence and the strength of their brands:

• Carnival Corporation	• Las Vegas Sands Corporation
• Marriott International Inc.	• Wyndham Worldwide Corporation
• Starwood Hotels and Resorts Worldwide, Inc.	• Brinker International, Inc.
• Boyd Gaming Corporation	• Wynn Resorts
• Starbucks Corporation	• Wendy’s/Arby’s Group, Inc.
• MGM Mirage	• Host Hotels & Resorts, Inc.
• Darden Restaurants, Inc.	• Yum! Brands, Inc.
• Royal Caribbean Cruises, Ltd.

For 2011 we set our base salaries, annual incentive targets and long-term incentives by reference to the review of market competitiveness. The introduction of the PSU grants was intended to provide another performance-based vehicle that, if earned, would improve our NEOs’ total rewards relative to market only after achieving what the compensation committee considers to be challenging long-term goals that are aligned with Hyatt’s long-term strategic plan.

Arrangements for Mr. Pritzker

Mr. Pritzker is subject to a different compensation program than the other NEOs. His compensation program is discussed separately below, under “Executive Chairman Compensation.”

Key Elements of Total Rewards in 2011

Our total rewards programs include fixed and variable compensation as well as other benefits. We provide the following compensation elements to our NEOs:

Compensation Element	Purpose	Description
Base Salary	Fixed component of pay that fairly compensates the individual based upon level of responsibilities	Fixed cash payments
Annual Incentive	Align compensation with performance at the enterprise and business segment or functional level	Variable annual cash award
Long-Term Incentive	Reward for creating long-term stockholder value and provide alignment with stockholders	Equity instruments, including stock appreciation rights, time-vested restricted stock units and performance-based restricted stock units
Employee Benefits	Retirement, health and other benefits that provide comprehensive long-term financial security to a globally mobile workforce, enable us to maintain a healthy and productive workforce and attract and retain employees	401(k) plan, deferred compensation programs with matching and retirement contributions, health, life and disability insurance as well as certain perquisites

Base Salary

Salaries for our NEOs are reviewed annually. Our NEOs’ salaries for 2011 reflected several factors, including overall experience, time in the role, performance, market levels and the desire to provide an appropriate base as part of their overall total rewards.

Messrs. Pritzker and Hoplamazian did not receive a base salary increase in 2011. Messrs. Singh, Sarna, Floyd, and Haggerty were provided a base salary increase in 2011 with the increases ranging from approximately 2% to 12%. The adjustment to base salary for Messrs. Floyd and Sarna were made following a study of market practices that determined this component of their total rewards was below market for similar positions in our peer group.

Annual Incentive

Our annual incentive plan provides at-risk compensation designed to reward executives for achievement of operating results over a one-year period. Incentives are based on both financial and non-financial metrics that are intended to balance overall focus on corporate financial performance, business unit financial performance and other initiatives that will strengthen our competitive position. Our annual incentive plan also includes a discretionary leadership component that provides flexibility in assessing how our executives are meeting the needs of our business.

Under the terms of his employment agreement, Mr. Pritzker is not eligible for annual incentives under our plan as his role is to focus on Hyatt’s long-term development. As such, he is eligible to receive long-term incentive awards through our long-term incentive program.

Mr. Hoplamazian’s target and maximum incentives are set according to the terms of his 2009 employment agreement. The target and maximum incentive opportunities for our other NEOs are determined based on references to market data and the individual’s role in the organization, overall experience and time in the role. In particular, the compensation committee considered the total compensation market data for these positions. The compensation committee focused on delivering a total compensation package which would attract a high level of talent while weighting more of the NEO’s total compensation potential on variable and long-term incentives, thereby aligning it with the interests of our stockholders. As a result of this review, the target annual and maximum incentive opportunities for Messrs. Singh and Haggerty were increased in 2011. For 2011 performance, the target and maximum annual incentive opportunities as a percentage of base salary for each NEO who participated in our annual incentive plan were as follows:

Position	Target	Maximum
Mark S. Hoplamazian	150%	300%

Harmit J. Singh	90%	135%

Rakesh K. Sarna	100%	150%

H. Charles Floyd	100%	150%

Stephen G. Haggerty	90%	135%

For 2011, the annual incentive plan used the following types of incentive goals for each of our incentive eligible NEOs:

•

Hyatt Financial Performance: The compensation committee decided that it would evaluate the Company’s 2011 financial performance (“Hyatt Financial Performance”) relative to historic performance, the economy, and management’s outlook for 2011 as reviewed by the board of directors at the end of 2010. Factors considered included, but were not limited to, revenues, Adjusted EBITDA, net income and cash flow generated by the Company, without setting specific targets for any of them. See Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted EBITDA,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for our definition of Adjusted EBITDA.

•

Financial and Non-Financial MBOs: Financial and non-financial management objectives (“MBOs”), which are designed to incentivize each individual in his area of responsibility, as well as build brand value over time.

•	Leadership: Goals based on leadership, collaboration and fulfillment of our values.

For 2011, the weighting of incentive goals for each relevant NEO was as follows:

Goal	Hoplamazian	Singh	Floyd	Sarna	Haggerty
Hyatt Financial Performance	37.5%	37.5%	25.0%	25.0%	25.0%
Financial and Non-Financial MBOs	42.5%	42.5%	55.0%	55.0%	55.0%
Leadership	20.0%	20.0%	20.0%	20.0%	20.0%
TOTAL	100.0%	100.0%	100.0%	100.0%	100.0%

The compensation committee reviewed Hyatt Financial Performance for 2011, in particular focusing on improvement in Adjusted EBITDA, net income and operating margins, and awarded the NEOs 115% of target annual incentive for this component on the basis of financial results.

Hoplamazian’s 2011 Annual Incentive

As shown above, Mr. Hoplamazian’s annual incentive for 2011 was weighted 37.5% on Hyatt Financial Performance, 42.5% on achievement of financial and non-financial MBOs, and 20% on leadership goals.

Mr. Hoplamazian’s financial and non-financial MBO goals for 2011 were:

•	Increase Market Share. Increase market share in each market in which Hyatt operates.

•

Asset Strategy. Capital expenditure programs implemented on time and on budget. Execute asset recycling plan and demonstrate returns consistent with projections on projects in which significant investments have been made and have been open and operating for at least 3 years. Identify financing sources for new projects.

•

Guest Satisfaction. Increase guest satisfaction for each of International hotels, North American full service hotels (for individual guests and for meeting planners) and North American select service hotels.

•

Associate Engagement. Ensure that action plans for associate engagement are being implemented throughout the organization. Develop methodology to demonstrate connection between engagement and financial results and improvements in overall performance at the hotel level and at the corporate office.

•	Growth. Achieve the Company’s development goals in 2011.

•

Brands. Complete (a) additional work relating to brand definition and communication; (b) customer data management goals; (c) work on the development of new measures of guest loyalty, preference and satisfaction; and (d) strategy for inbound travel to the U.S. from selected countries.

•	Organization. Refine CEO succession plan, launch development program for high potential leaders and identify executive development planning priorities as appropriate.

Based on input from our executive chairman and the review of our performance during 2011, the compensation committee awarded Mr. Hoplamazian 104% of his financial and non-financial MBO component. In doing so, the compensation committee considered Mr. Hoplamazian’s achievements in positioning the Company well for future growth, performance in capital expenditures, expanded leadership development initiatives, development activities, and realization of guest satisfaction scores and further positive progression in associate engagement.

The compensation committee awarded Mr. Hoplamazian 100% of the leadership component based on the compensation committee’s assessment of his leadership and fulfillment of Hyatt’s values in setting the tone for the overall enterprise.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Hoplamazian a 2011 annual incentive payment of $1,539,030.

Other NEOs’ 2011 Annual Incentives

The annual incentives for Mr. Singh were weighted 37.5% on Hyatt Financial Performance, 42.5% on achievement of financial and non-financial MBOs for his area of responsibility, and 20% on leadership goals. The annual incentives for Messrs. Sarna, Floyd and Haggerty were weighted 25% on Hyatt Financial Performance, 55% on achievement of financial and non-financial MBOs for their areas of responsibility, and 20% on leadership goals. In assessing each of these NEO’s achievement of his MBOs and leadership goals, the compensation committee sought Mr. Hoplamazian’s input and recommendations; however, all decisions as to level of achievement were ultimately made by the compensation committee.

Singh’s 2011 Annual Incentive

As shown above, Mr. Singh’s annual incentive for 2011 was weighted 37.5% on Hyatt Financial Performance, 42.5% on achievement of financial and non-financial MBOs, and 20% on leadership goals.

Mr. Singh’s financial and non-financial MBO goals for 2011 were:

•

Financing Initiatives. Effect financing and finance-related tasks that demonstrate appropriate capital structure and efficiency, including refinancing Hyatt’s revolving line of credit and completing financing of various projects and joint ventures.

•	Development of Capital Sources. Advance communication plan for capital recycling program. Ensure that key drivers of value are well defined and communicated.

•

Organization. Identify and implement appropriate organization structure for finance and information technology functions. Facilitate succession planning by identifying opportunities to provide content training and development opportunities. Establish and implement action plans to improve engagement within finance, risk and technology areas.

•	Information Technology. Ensure full staffing of the information technology function and evaluate needs for upgrades in various information systems and processes.

•

Processes. Continue to refine processes in finance focusing on long range plan update processes, forecasting, budgeting, capital expenditures, capital efficiency, audits and post audit review on investments.

The compensation committee awarded Mr. Singh 103% of his financial and non-financial MBO component based on accomplishment of certain financing initiatives, development of capital sources, implementation of IT projects and improved associate engagement.

The compensation committee awarded Mr. Singh 100% of the leadership component based on his support of our values, his leadership and collaborative efforts, and other areas of activity.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Singh a 2011 annual incentive payment of $541,000.

Sarna’s 2011 Annual Incentive

As shown above, Mr. Sarna’s annual incentive for 2011 was weighted 25% on Hyatt Financial Performance, 55% on achievement of financial and non-financial MBOs, and 20% on leadership goals.

Mr. Sarna’s financial and non-financial MBO goals for 2011 were:

•

International Operations Financial Performance. Enhance financial performance of the International Operations business unit for 2011 relative to historical performance, taking into consideration the economy and management’s outlook for international operations for 2011 as reviewed at the beginning of 2011.

•	Increase Market Share. Achieve market share goals for individual properties and demonstrate increase in market share across hotels in International Operations.

•

Organization. Implement program to ensure that senior executives in International Operations are exposed to other areas of Hyatt’s business to develop their knowledge of Hyatt’s operations. Lead launch of leadership training initiatives. Refine the technical services functions globally to align resources, personnel and processes to be consistent with needs in operations and in development. Retain and develop top talent.

•	Guest Satisfaction. Increase guest satisfaction in each international hotel.

•

Associate Engagement. Establish and implement action plans focused on increased associate engagement for International Operations leadership teams. Assist in the development of action plans for the senior leadership team and direct reports. Create one or more internal forums to share best practices.

•

Brand Management. Complete brand definitions and communication of such brand definitions both internally and externally. Integrate brand definitions into a development marketing platform and integrate brand management into development processes.

•	Growth. Support development efforts for brands in each region. Support launch of Hyatt Place in China, India, Europe and Mexico.

The compensation committee awarded Mr. Sarna 105% of his financial and non-financial MBO component based on new, effective leadership development initiatives, improvement in the performance of owned and joint venture hotels, growth and enhancements in guest satisfaction and associate engagement.

The compensation committee awarded Mr. Sarna 100% of the leadership component based on his support of our values, his leadership and other areas of activity including enhanced collaborative efforts across different functional areas within the Company.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Sarna a 2011 annual incentive payment of $708,000.

Floyd’s 2011 Annual Incentive

As shown above, Mr. Floyd’s annual incentive for 2011 was weighted 25% on Hyatt Financial Performance, 55% on achievement of financial and non-financial MBOs, and 20% on leadership goals.

Mr. Floyd’s financial and non-financial MBO goals for 2011 were:

•

North American Operations Financial Performance. Enhance financial performance of the North American Operations business unit for 2011 relative to historical performance, taking into account the economy and management’s outlook for North American operations for 2011 as reviewed at the beginning of 2011, and field performance and assessments relating to property performance across each brand.

•

Increase Market Share and Operational Performance. Increase market share for North American full service hotels and North American select service hotels. Maintain revenue and operating profit performance for North American full service hotels and North American select service hotels.

•

Organization. Define the large group strategy for North America full service operations. Refine revenue management activities and evaluate new supporting systems or processes. Support progress on certain critical renovation and new hotel projects.

•	Guest Satisfaction. Increase guest satisfaction in each North American full service hotel (for individual guests and for meeting planners) and each select service hotel.

•

Associate Engagement. Establish and implement action plans focused on increasing associate engagement among North American leadership team members. Assist in the development of action plans for the senior leadership team and their direct reports. Create internal forums to share best practices.

•

Growth. Continue to support growth efforts and expand engagement in development process to ensure appropriate prioritization of initiatives. Continue to provide direction and priorities to technical services to support growth.

•

Brand Management. Complete brand definitions and communication of such brand definitions both internally and externally. Integrate brand definitions into a development marketing platform and integrate brand management into development processes.

The compensation committee awarded Mr. Floyd 108% of his financial and non-financial MBO component based on improved North America financial performance including RevPAR, growth and market share, and enhancements to our guest satisfaction measurement process.

The compensation committee awarded Mr. Floyd 100% of the leadership component for 2011 based on leadership performance and collaboration across different functions.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Floyd a 2011 annual incentive payment of $726,000.

Haggerty’s 2011 Annual Incentive

As shown above, Mr. Haggerty’s annual incentive for 2011 was weighted 25% on Hyatt Financial Performance, 55% on achievement of financial and non-financial MBOs, and 20% on leadership goals.

Mr. Haggerty’s financial and non-financial MBO goals for 2011 were:

•

Owned and JV Hotel Performance; Department Performance. Enhance financial performance of owned and joint venture hotels relative to historical performance, considering the economy and management’s outlook for the owned and joint venture hotels for 2011 as reviewed at the beginning of 2011. Manage department expenses.

•

Chain Stability. Demonstrate a proactive and creative application of resources to improve the quality of Hyatt’s contractual assets. Demonstrate successful execution of transactions over the course of the year. Review efficacy of transaction process.

•

Asset Strategy. Demonstrate addition of stockholder value through the application of capital and the achievement of returns. Capital expenditure programs on time and on budget. Execute asset recycling plan and demonstrate returns levels consistent with projections on projects in which significant investments have been made and have been open and operating for at least 3 years.

•

Organization. Launch development asset management function. Ensure sufficient transaction support exists to complete complex transactions. Ensure quality and integrity of all reporting including financial reporting and maintenance of control environment. Develop assessment tools to ensure optimal information flow and coordination with internal and external parties.

•

Associate Engagement. Establish and implement action plans focused on increasing associate engagement among the various teams within Real Estate and Development. Assist in the development of action plans for the senior leadership team and their direct reports. Create one or more internal forums to share best practices.

The compensation committee awarded Mr. Haggerty 110% of his financial and non-financial MBO component based on transactions completed during 2011, an effective capital expenditure program, the performance of owned and joint venture hotels, significant progress in growth and improvements in associate engagement.

The compensation committee awarded Mr. Haggerty 100% of the leadership component based on leadership performance and collaboration across different functions.

Accordingly, based on Hyatt Financial Performance and the factors and considerations discussed above, the compensation committee awarded Mr. Haggerty a 2011 incentive payment of $576,000.

The actual annual incentive compensation earned for 2011 performance expressed as a percentage of base salary as in effect at year end for each NEO who participated in the annual incentive plan was as follows:

Name	Actual

Mark S. Hoplamazian	156% of year-end salary (104% of target)

Harmit J. Singh	93% of year-end salary (103% of target)

Rakesh K. Sarna	105% of year-end salary (105% of target)

H. Charles Floyd	108% of year-end salary (108% of target)

Stephen G. Haggerty	99% of year-end salary (110% of target)

Long-Term Incentive

In 2011, we used equity in the form of SARs, RSUs and PSUs granted under our LTIP as the means of providing long-term incentives to our executives. These grants are designed to:

•	drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders;

•	create strong alignment with the long-term interests of our stockholders;

•	assist in retaining highly qualified executives; and

•	contribute to competitive total rewards.

SARs are designed to deliver value to executives only if our stock price increases over the value at the time of grant. Each vested SAR gives the holder the right to receive the appreciation in the value of one share of our Class A common stock at the exercise date over the value of one share of our Class A common stock at the date of grant. Generally, SARs vest annually over four years (25% per year) and are settled by delivery of our Class A common stock.

RSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. RSUs were also granted in light of the fact that the lodging industry is cyclical, and the volatility of the value of an RSU is lower than the volatility of the value of a SAR. RSUs, accordingly, are intended to create a sense of ownership and to better align executives’ interests with our stockholders’ interests. Generally, RSUs vest equally over four years (25% per year) and are settled by delivery of shares of our Class A common stock.

PSUs were introduced in 2011 to provide another performance-based vehicle for our executive officers, and are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance against specified goals and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. The PSUs are earned only if the NEOs achieve what the compensation committee believes are challenging three-year economic profit goals. “Economic profit” is defined as Adjusted EBITDA less a specified percentage of the Company’s average invested capital for each year of the three-year performance period. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Key Business Metrics Evaluated by Management – Adjusted EBITDA,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and based upon the relevant accounting principles at the time. If the threshold goal is not achieved at the end of the three-year performance period, then the PSUs will be forfeited and none will vest. If the threshold performance goal is achieved, the PSUs will vest and be paid out at 25% of target levels. If the target performance goal is achieved, the PSUs will vest and be paid out at 100% of target levels. If the maximum performance goal is achieved, the PSUs will vest and be paid out at 200% of target levels. Achievement between the threshold and maximum performance goals will be paid pro-rata based on level of achievement. Earned PSUs are settled by delivery of shares of our Class A common stock.

In 2009 we adopted a retirement vesting policy which allows employees who have attained at least age 55 and whose age plus years of service equals at least 65 to continue vesting in their equity awards following retirement provided that they execute a release of claims and they do not compete with us during the remainder of the vesting period. We adopted this policy in order to allow employees who were close to retirement to realize the value of their long-term equity incentives granted in the final years of employment, as long as they do not engage in competitive activities following their retirement.

In determining the value of long-term incentive grants, we considered the market data, the individual’s potential contribution to our success and the relationship between each NEO’s short-term and long-term compensation. For 2011, the compensation committee determined that the long-term incentive awards to NEOs, apart from Mr. Pritzker, would be split ratably between SARs, RSUs and PSUs.

The value for the annual long-term incentive grants for Messrs. Singh, Floyd, Sarna and Haggerty was set based on the compensation committee’s review of market practices. The actual number of SARs, RSUs and PSUs granted was then determined based on applying a Black-Scholes value for the SARs and the value of our common stock for the RSUs and PSUs on the date of grant. The allocation of grants between SARs, RSUs and PSUs and the target value were established by the compensation committee based in part upon the recommendation of Mercer, and as reviewed by the chief human resources officer. Mercer’s recommendations were based on its review of market practices.

Mr. Hoplamazian received an equity grant in March 2011 split equally between SARs, RSUs and PSUs with a grant date fair value (computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation) of $3,999,931. This target value is established under his employment agreement. The SARs and RSUs vest 25% each year over four years. The PSUs are earned only if the three-year performance goals are met.

See the section below titled “Executive Chairman Compensation” for a discussion of Mr. Pritzker’s 2011 equity grant.

The Company does not time any equity grants for executive officers or any other employees to coordinate with the release of material non-public information.

Employee Benefits

Our NEOs are eligible to receive employee benefits similar to all other salaried associates, such as participation in our 401(k) plan, with matching contributions, health, life and disability plans and severance benefits, as described in more detail in the section below titled “Potential Payments on Termination or Change in

Control.” In addition, as described in more detail in the section below titled “Narrative to Summary Compensation Table,” we provide certain additional retirement and deferred compensation benefits to our NEOs, as well as limited perquisites. These additional employee benefits and perquisites make up the benefits/work/lifestyle portion of our total rewards package and allow us to compete in attracting and retaining executives.

Tax Deductibility and Accounting Considerations

We consider tax and accounting implications in designing our executive compensation programs and attempt to maximize the tax deductibility to us, while minimizing the tax consequences to our executives. As a newly public company, we intend to rely on certain transition rules available under Section 162(m) regarding compensation payable as a public company pursuant to plans and arrangements which were in place prior to becoming public and which were disclosed in our initial public offering prospectus. However, we may determine to pay compensation that is not tax deductible.

Share Ownership Requirement and Compensation Recovery Policy

In 2009 we adopted share ownership guidelines that require each of our NEOs (other than Mr. Pritzker) to hold SARs, RSUs (whether or not vested) or stock with a value within the following guidelines:

Hoplamazian	5 times base salary
Singh, Sarna, Floyd and Haggerty	3 times base salary

However, once an NEO reaches age 55 his ownership guideline will reduce by 10% per year until age 60. Our NEOs have five years to meet these goals. We adopted these share ownership guidelines as a means of requiring executives to hold equity and tie their interests to stockholders. Each NEO currently meets the guidelines.

We also have a compensation recovery policy, which, if the board of directors determines that an executive has engaged in fraudulent or willful misconduct that resulted in a restatement of our financial results, allows the board of directors (or a committee thereof) in its discretion to recover from such executive any bonus, equity compensation or profits received on equity compensation by such executive.

Executive Chairman Compensation

In 2009, Mr. Pritzker entered into an employment agreement which was reviewed and approved by our compensation committee and our board of directors. Under this agreement Mr. Pritzker is entitled to the following compensation and benefits:

•	annual base salary of $486,200;

•

annual grants under the LTIP similar to other senior executives with a targeted grant date fair value (computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation) equal to 500% of base salary;

•	all future grants under the LTIP will continue to vest following his termination for any reason other than cause, provided he executes a general release of claims and he does not compete with Hyatt;

•

benefits and perquisites generally available to our senior executive officers from time to time including medical and dental insurance, life insurance, 401(k) plan, disability coverage, vacation benefits, monthly parking in Hyatt Center, corporate dining room privileges, and participation in our deferred compensation plan; and

•	severance in accordance with our general policies.

Under the terms of this agreement he is not eligible for participation in our annual incentive plan, as all of his performance and incentive-based compensation is designed to be earned through equity grants. In accordance with the terms of his employment agreement, Mr. Pritzker received a SAR grant with a grant value of $2,430,983 in 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
Thomas J. Pritzker Executive Chairman of the Board	2011	$486,200	—	—	$2,430,983	—	—	$27,806	$2,944,989
	2010	$486,200	—	—	$2,374,987	—	$4,085	$93,013	$2,958,285
	2009	$422,917	—	—	—	—	$19,329	$145,643	$587,889

Mark S. Hoplamazian	2011	$985,230	—	$2,666,602	$1,333,329	$1,539,030	—	$39,929	$6,564,120
President and Chief Executive Officer (Principal Executive Officer)	2010	$981,225	—	$1,662,484	$1,662,493	$1,700,000	—	$30,311	$6,036,513
	2009	$979,167	—	$831,242	$831,246	$983,000	—	$46,258	$3,670,913

Harmit J. Singh	2011	$582,071	—	$999,923	$499,991	$541,000	—	$39,922	$2,662,907
Executive Vice President, Chief Financial Officer (Principal Financial Officer)	2010	$570,553	—	$1,243,675	$912,479	$534,000	—	$30,236	$3,290,943
	2009	$550,000	—	$802,503	$475,963	$370,000	—	$97,164	$2,295,630

Rakesh K. Sarna Executive Vice President, Chief Operating Officer — International	2011	$663,174	—	$1,266,642	$633,322	$708,000	—	$140,213	$3,411,351
	2010	$602,070	—	$985,962	$985,973	$733,000	$476	$91,889	$3,399,370
	2009	$581,000	—	$1,785,745	$502,790	$340,000	$2,084	$81,010	$3,292,629

H. Charles Floyd Executive Vice President, Chief Operating Officer — North America	2011	$663,174	—	$1,266,642	$633,322	$726,000	—	$64,919	$3,354,057
	2010	$602,070	—	$985,962	$985,973	$705,000	$5,577	$55,235	$3,339,817
	2009	$581,000	—	$2,430,753	$502,790	$315,000	$26,387	$66,056	$3,921,986

Stephen G. Haggerty Executive Vice President,	2011	$577,003	—	$999,923	$499,991	$576,000	—	$30,114	$2,683,031
	2010	$565,165	—	$1,447,463	$867,859	$543,000	—	$20,404	$3,443,891
Global Head of Real Estate and Development	2009	$544,700	—	$692,679	$424,238	$305,000	—	$31,189	$1,997,806

(1)	Amounts shown represent the grant date fair value of SARs, RSUs and PSUs granted in the year indicated as computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 18 to the Consolidated Financial Statements for 2011 contained in our Annual Report on Form 10-K filed with the SEC on February 16, 2012. With regard to the valuation of PSU awards, the values set forth above reflect payment of PSUs based on the probable outcome of target levels. The grant date value of the PSUs assuming maximum performance is as follows for each relevant NEO: Mr. Hoplamazian: $2,666,602; Mr. Singh: $999,923; Mr. Sarna: $1,266,642; Mr. Floyd: $1,266,642; Mr. Haggerty: $999,923. For a discussion of threshold, target and maximum levels of PSU award payments, see “Grants of Plan-Based Awards” below.

(2)	Represents earnings in 2009 and 2010 under deferred compensation plans which were merged into the Deferred Compensation Plan. Under those prior deferred compensation plans, participants were credited with interest annually at a rate equal to the average annual rate for 20 year Treasury securities, constant maturity as published in the Federal Reserve Statistical Release H15 for the calendar year prior to the year in which interest credit is made, plus 100 basis points.

(3)	All other compensation for 2011 includes:

Name	Corporate Dining Room Usage	Parking	401(k) Match and Contributions to DCP	Life Insurance and Long-Term Disability Premiums	Total
Thomas J. Pritzker	$11,421	$5,700	$9,800	$885	$27,806
Mark S. Hoplamazian	$11,421	$5,700	$21,800	$1,008	$39,929
Harmit J. Singh	$11,421	$5,700	$21,800	$1,001	$39,922
Rakesh K. Sarna	$11,421	$5,700	$118,172	$4,920	$140,213
H. Charles Floyd	$11,421	$5,700	$46,800	$998	$64,919
Stephen G. Haggerty	$11,421	$5,700	$12,000	$993	$30,114

Narrative to Summary Compensation Table

The actual value, if any, that an executive may realize from a SAR, RSU or PSU is contingent upon the satisfaction of the conditions to vesting in that award, and with respect to SARs, upon the excess of the stock price over the base price on the date the award is exercised. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table above. The amounts shown in the table above are computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation.

As part of our total rewards program, we offer the following employee benefit plans and perquisites:

Retirement Programs

In addition to our 401(k) plan that is available to employees generally, our NEOs may participate in the Deferred Compensation Plan (“DCP”) which is a non-qualified deferred compensation plan.

401(k) Plan

Our 401(k) plan is an on-going, tax-qualified “401(k)” plan that matches 100% on the first 3% an employee contributes and 50% on the next 2% an employee contributes for a total match of 4% of an employee’s compensation up to the IRS limits for tax qualified plans.

Deferred Compensation Plan

The DCP allows executives to defer all or any portion of their base salary and annual incentive. We will make an employer contribution to the plan based on a designated contribution schedule. Messrs. Pritzker, Hoplamazian, Singh, Floyd, and Haggerty receive a dollar for dollar match on deferrals up to $12,000 annually. Mr. Floyd also received a supplemental employer contribution to the DCP in the amount of $25,000 as part of an earlier arrangement relating to the termination of one of our prior defined benefit plans. In 2010 we consolidated our non-qualified deferred compensation plans and as a result Mr. Sarna, began participating in the DCP. He receives an employer contribution equal to 8.5% of his salary, which contribution is 50% of the normal contribution rate based on his age and years of service and was agreed to as part of our consolidation of our non-qualified retirement plans. Executives can select among various investment options and are eligible to receive their account balances when they terminate employment.

Perquisites

We offer limited perquisites to our executives which we believe are reasonable and consistent with our total rewards program and our intention to attract and retain key executives. Perquisites that are provided include:

•	limited use of Hyatt hotel properties per the policy that is applicable to all Hyatt associates;

•	corporate dining room use; and

•	parking.

Messrs. Pritzker and Hoplamazian are permitted to use our corporate aircraft for personal travel. Under our aircraft usage policy, Mr. Hoplamazian may use up to 30 hours per year with Mr. Pritzker’s approval, and the compensation committee’s approval for personal travel over 30 hours. Mr. Hoplamazian did not use our corporate aircraft for personal travel in 2011.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)(3)	Grant Date Fair Value of Stock and Options Awards(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas J. Pritzker
SARs	3/16/2011							—	127,410	$ 41.74	$2,430,983

Mark S. Hoplamazian
		—	$1,477,845	$2,955,690
PSUs	3/16/2011				7,985	31,943	63,886				$1,333,301
SARs	3/16/2011							—	69,881	$ 41.74	$1,333,329
RSUs	3/16/2011							31,943	—	—	$1,333,301

Harmit J. Singh
		—	$525,600	$788,400
PSUs	3/16/2011				2,994	11,978	23,956				$499,962
SARs	3/16/2011							—	26,205	$ 41.74	$499,991
RSUs	3/16/2011							11,978	—	—	$499,962

Rakesh K. Sarna
		—	$675,000	$1,012,500
PSUs	3/16/2011				3,793	15,173	30,346				$633,321
SARs	3/16/2011							—	33,193	$ 41.74	$633,322
RSUs	3/16/2011							15,173	—	—	$633,321

H. Charles Floyd
		—	$675,000	$1,012,500
PSUs	3/16/2011				3,793	15,173	30,346				$633,321
SARs	3/16/2011							—	33,193	$ 41.74	$633,322
RSUs	3/16/2011							15,173	—	—	$633,321

Stephen G. Haggerty
		—	$521,100	$781,650
PSUs	3/16/2011				2,994	11,978	23,956				$499,962
SARs	3/16/2011							—	26,205	$ 41.74	$499,991
RSUs	3/16/2011							11,978	—	—	$499,962

(1)	The amounts shown represent the target and maximum potential payments under the annual incentive program based on multiples of the NEO’s base salary as of December 31, 2011. See the section in the Compensation Discussion and Analysis section of this proxy titled “Annual Incentive” for a more detailed description of the incentive compensation program.

(2)	The amounts shown represent the potential PSUs that may be earned under the LTIP at each of the threshold, target, and maximum performance levels. Any earned PSUs will be paid in shares of Class A common stock. The number of PSUs that an NEO may earn will be determined at the conclusion of the 2011-2013 performance period and will depend on the attainment of performance goals which generally are based on Adjusted EBITDA less a specified percentage of the Company’s average invested capital for each year of the three-year performance period ending December 31, 2013. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Key Business Metrics Evaluated by Management – Adjusted EBITDA,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and based upon the relevant accounting principles at the time. If the threshold performance goal is not achieved at the end of the three-year performance period, then the PSUs will be forfeited and none will vest. If the threshold performance goal is achieved, the PSUs will vest and be paid out at 25% of target levels. If the target performance goal is achieved, the PSUs will vest and be paid out at 100% of target levels. If the maximum performance goal is achieved, the PSUs will vest and be paid out at 200% of target levels. Achievement between the threshold and maximum performance goals will be paid pro-rata based on level of achievement.

(3)	Equals the fair market value of our Class A common stock on the grant date as determined by the compensation committee under the LTIP.

(4)	Amounts shown represent the grant date fair value of SARs, RSUs, and PSUs granted in the year indicated as computed in accordance with FASB (ASC) Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 18 to the Consolidated Financial Statements for 2011 contained in our Annual Report on Form 10-K filed with the SEC on February 16, 2012. With regard to the valuation of PSU awards, the grant date fair values set forth above reflect payment of PSUs based on the probable outcome at target levels.

Narrative to Grants of Plan-Based Awards Table

The actual value, if any, that an executive may realize from a SAR, RSU, or PSU is contingent upon the satisfaction of the conditions to vesting in that award, and with respect to SARs, upon there being a positive excess of the stock price on the date the award is exercised over the base price established at the award date. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the grant date fair value shown in the table above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		SAR Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised SAR(#) Exercisable(1)	Number of Securities Underlying Unexercised SAR(#) Unexercisable(1)	SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)(2)	Market Value of Shares or Units of Stock that have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock that have Not Vested ($)(4)
Thomas J. Pritzker	3/16/2011	—	127,410	$41.74	3/16/2021
	5/11/2010	29,926	89,781	$40.96	5/11/2020

Mark S. Hoplamazian	3/16/2011	—	69,881	$41.74	3/16/2021
	3/16/2011					31,943	$1,202,335
	3/16/2011							31,943	$ 1,202,335
	5/11/2010	20,948	62,847	$40.96	5/11/2020
	5/11/2010					30,441	$1,145,799
	10/1/2009	30,560	30,561	$29.10	10/1/2019
	10/1/2009					14,283	$537,612
	5/2/2008					3,400	$127,976
	7/1/2007	425,000	—	$62.80	7/1/2017

Harmit J. Singh	3/16/2011	—	26,205	$41.74	3/16/2021
	3/16/2011					11,978	$450,852
	3/16/2011							11,978	$ 450,852
	5/11/2010	6,300	18,901	$40.96	5/11/2020
	5/11/2010					9,156	$344,632
	3/2/2010	6,473	19,421	$33.12	3/2/2020
	3/2/2010					16,841	$633,895
	5/11/2009	16,526	16,527	$26.00	6/9/2019
	5/11/2009					22,933	$863,198
	9/10/2008					10,485	$394,655

Rakesh K. Sarna	3/16/2011	—	33,193	$41.74	3/16/2021
	3/16/2011					15,173	$571,112
	3/16/2011							15,173	$ 571,112
	5/11/2010	6,930	20,791	$40.96	5/11/2020
	5/11/2010					10,071	$379,072
	3/2/2010	6,842	20,527	$33.12	3/2/2020
	3/2/2010					9,873	$371,620
	5/11/2009	17,458	17,458	$26.00	6/9/2019
	5/11/2009					44,728	$1,683,562
	5/2/2008					21,188	$797,516
	5/2/2008	18,693	6,232	$58.18	5/2/2018
	7/1/2007	31,114	—	$62.80	7/1/2017

H. Charles Floyd	3/16/2011	—	33,193	$41.74	3/16/2021
	3/16/2011					15,173	$571,112
	3/16/2011							15,173	$ 571,112
	5/11/2010	6,930	20,791	$40.96	5/11/2020
	5/11/2010					10,071	$379,072
	3/2/2010	6,842	20,527	$33.12	3/2/2020
	3/2/2010					9,873	$371,620
	5/11/2009	17,458	17,458	$26.00	6/9/2019
	5/11/2009					80,509	$3,030,359
	5/2/2008					21,032	$791,644
	5/2/2008	16,255	5,420	$58.18	5/2/2018
	7/1/2007	30,000	—	$62.80	7/1/2017
	10/6/2006	68,750	—	$49.90	10/6/2016

Stephen G. Haggerty	3/16/2011	—	26,205	$41.74	3/16/2021
	3/16/2011					11,978	$450,852
	3/16/2011							11,978	$ 450,852
	5/11/2010	6,300	18,901	$40.96	5/11/2020
	5/11/2010					9,156	$344,632
	3/2/2010	5,773	17,320	$33.12	3/2/2020
	3/2/2010					21,456	$807,604
	5/11/2009	14,730	14,731	$26.00	6/9/2019
	5/11/2009					13,321	$501,402
	5/2/2008					6,025	$226,781
	5/2/2008	16,068	5,357	$58.18	5/2/2018
	7/1/2007	50,000	—	$62.80	7/1/2017

(1)	Represents SARs held by the NEOs. The SARs vest as follows:

	Grant Date	Vesting
Thomas J. Pritzker	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

Mark S. Hoplamazian	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	10/1/2009	25% per year commencing on August 1, 2010 and each anniversary of August 1 thereafter.

	7/1/2007	25% per year commencing on December 18, 2007 and each anniversary of December 18 thereafter.

Harmit J. Singh	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	3/2/2010	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.

	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

Rakesh K. Sarna	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	3/2/2010	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.

	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

H. Charles Floyd	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	3/2/2010	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.

	5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

	5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

	7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.
	10/6/2006	25% per year commencing on October 6, 2007 and each anniversary of October 6 thereafter.

Stephen G. Haggerty	3/16/2011	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.

	5/11/2010	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.

	3/2/2010	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.

Grant Date	Vesting

5/11/2009	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.

5/2/2008	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.

7/1/2007	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

(2)	Represents RSUs held by the NEOs. The RSUs vest as follows:

	Grant Date	RSUs	Vesting
Mark S. Hoplamazian	3/16/2011	31,943	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	40,588	25% on each anniversary of May 11, commencing May 11, 2011.

	10/1/2009	28,565	25% on each anniversary of August 1, commencing August 1, 2010.

	5/2/2008	8,500	10/25/25/40% on each anniversary of April 1, commencing April 1, 2009.

Harmit J. Singh	3/16/2011	11,978	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	12,207	25% on each anniversary of May 11, commencing May 11, 2011.

	3/2/2010	22,454	25% per year on each March 2, commencing March 2, 2011.

	5/11/2009	15,865	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	15,000	100% on April 1, 2018.

	9/10/2008	12,500	10/25/25/40% on each anniversary of July 31, commencing July 31, 2009.

	9/10/2008	7,835	10% per year commencing on July 31, 2009.

Rakesh K. Sarna	3/16/2011	15,173	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	13,427	25% per year on each May 11, commencing May 11, 2011.

	3/2/2010	13,164	25% per year on each March 2, commencing March 2, 2011.

	5/11/2009	16,759	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	51,923	10% per year commencing June 9, 2009, and then on April 1 of each subsequent year, except on April 1, 2012, on which 20% vests.

	5/2/2008	4,750	25% per year on each April 1, commencing April 1, 2009.

	5/2/2008	50,000	10/25/25/40% on each April 1, commencing April 1, 2009.

H. Charles Floyd	3/16/2011	15,173	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	13,427	25% per year on each May 11, commencing May 11, 2011.

	3/2/2010	13,164	25% per year on each March 2, commencing March 2, 2011.

	5/11/2009	16,759	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	76,731	2% per year commencing June 9, 2009, and then on each April 1 through 2014, 68% on April 1, 2015 and 4% per year thereafter on each April 1 with full vesting in April 1, 2020.

	5/2/2008	4,125	25% per year on each April 1, commencing April 1, 2009.

	5/2/2008	50,000	10/25/25/40% on each April 1, commencing April 1, 2009.

Stephen G. Haggerty	3/16/2011	11,978	25% on each anniversary of March 16, commencing March 16, 2012.

	5/11/2010	12,207	25% per year on each May 11, commencing May 11, 2011.

	3/2/2010	28,607	25% per year on each March 2, commencing March 2, 2011.

	5/11/2009	14,141	25% per year on each April 1, commencing April 1, 2010.

	5/11/2009	12,500	25% per year on each April 1, commencing April 1, 2010.

	5/2/2008	4,100	25% per year on each April 1, commencing April 1, 2009.

	5/2/2008	12,500	10/25/25/40% on each April 1, commencing April 1, 2009.

(3)	Represents PSUs held by the NEOs. The PSUs vest as follows:

	Grant Date	Target Payout	Vesting
Mark S. Hoplamazian	3/16/2011	31,943	100% vests on December 31, 2013, contingent on achievement of target performance goals

Harmit J. Singh	3/16/2011	11,978	100% vests on December 31, 2013, contingent on achievement of target performance goals

Rakesh K. Sarna	3/16/2011	15,173	100% vests on December 31, 2013, contingent on achievement of target performance goals

H. Charles Floyd	3/16/2011	15,173	100% vests on December 31, 2013, contingent on achievement of target performance goals

Stephen G. Haggerty	3/16/2011	11,978	100% vests on December 31, 2013, contingent on achievement of target performance goals

(4)	Based on $37.64 per share, which was the closing price of our Class A common stock on December 30, 2011 (the last business day of fiscal year 2011).

OPTION EXERCISES AND STOCK VESTED

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mark S. Hoplamazian	19,413	$816,829
Harmit J. Singh	16,538	$710,181
Rakesh K. Sarna	29,715	$1,277,716
H. Charles Floyd	25,901	$1,115,774
Stephen G. Haggerty	21,012	$919,042

(1)	For each NEO listed above, some shares of Class A common stock underlying vested RSUs were delivered upon vesting while the delivery of other shares of Class A common stock underlying vested RSUs was deferred until a future date. Shares of Class A common stock underlying vested RSUs were delivered or deferred during 2011 as follows:

	Delivered Upon Vesting		Delivery Deferred
Name	Number of Shares	Date of Vesting/ Delivery	Number of Shares	Date of Vesting	Deferral Period
Mark S. Hoplamazian	10,147	May 11, 2011	2,125	April 1, 2011	Earlier of May 1, 2012, termination of service or a change in control

			7,141	August 1, 2011	Earlier of September 1, 2013, termination of service or a change in control

Harmit J. Singh	5,613	March 2, 2011	3,966	April 1, 2011	Earlier of May 1, 2013, termination of service or a change in control
	3,051	May 11, 2011	3,125	July 31, 2011	Earlier of August 31, 2012, termination of service or a change in control.
			783	July 31, 2011	Earlier of August 31, 2018, termination of service or a change in control.

	Delivered Upon Vesting		Delivery Deferred
Name	Number of Shares	Date of Vesting/Delivery	Number of Shares	Date of Vesting	Deferral Period
Rakesh K. Sarna	3,291	March 2, 2011	13,687	April 1, 2011	Earlier of May 1, 2012, termination of service or a change in control

	3,356	May 11, 2011	4,189	April 1, 2011	Earlier of May 1, 2013, termination of service or a change in control

			5,192	April 1, 2011	Earlier of May 1, 2017, termination of service or a change in control

H. Charles Floyd	3,291	March 2, 2011	13,531	April 1, 2011	Earlier of May 1, 2012, termination of service or a change in control

	3,356	May 11, 2011	4,189	April 1, 2011	Earlier of May 1, 2013, termination of service or a change in control

			1,534	April 1, 2011	Earlier of May 1, 2020, termination of service or a change in control.

Stephen G. Haggerty	7,151	March 2, 2011	4,150	April 1, 2011	Earlier of May 1, 2012, termination of service or a change in control

	3,051	May 11, 2011	6,660	April 1, 2011	Earlier of May 1, 2013, termination of service or a change in control

Shares of Class A common stock underlying vested RSUs with a deferred delivery period are also reflected in the “Non-Qualified Deferred Compensation Table” below.

(2)	Value realized upon vesting has been determined as follows:

Name
Mark S. Hoplamazian	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	10,147	$44.33
	2,125	$42.46
	7,141	$38.76
Harmit J. Singh	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	5,613	$45.42
	3,051	$44.33
	3,966	$42.46
	3,908	$38.79
Rakesh K. Sarna	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	3,291	$45.42
	3,356	$44.33
	23,068	$42.46
H. Charles Floyd	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	3,291	$45.42
	3,356	$44.33
	19,254	$42.46

Name
Stephen G. Haggerty	The sum of the following valuations:
	Number of Shares	Closing Price of Class A Common Stock as of Vesting Date
	7,151	$45.42
	3,051	$44.33
	10,810	$42.46

NON-QUALIFIED DEFERRED COMPENSATION TABLE

The table below sets forth certain information as of December 31, 2011 with respect to the non-qualified deferred compensation plans in which our NEOs participate.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)		Aggregate Earnings (Losses) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Thomas J. Pritzker	DCP	—	—		$20,594	—	$23,981,752
	TJP Plan	—	—		$4,439	—	$884,660

Mark S. Hoplamazian	DCP	$850,000	$12,000		$(175,899)	—	$1,930,282
	RSUs	—	$367,013	(3)	—		$729,539	(4)

Harmit J. Singh	DCP	$12,000	$12,000		$(2,929)	—	$67,890
	RSUs	—	$319,988	(3)	—	—	$669,315	(4)

Rakesh K. Sarna	DCP	—	$118,172		$382	—	$3,193,350
	RSUs	—	$979,467	(3)	—	—	$2,164,903	(4)

H. Charles Floyd	DCP	$34,269	$37,000		$(513,579)	—	$5,282,848
	RSUs	—	$817,525	(3)	—	—	$1,734,224	(4)

Stephen G. Haggerty	DCP	$62,685	$12,000		$(7,890)	—	$225,221
	RSUs	—	$458,993	(3)	—	—	$899,408	(4)

(1)	Includes amounts reflected under “Salary” in the Summary Compensation Table above for 2011 for Messrs. Floyd and Haggerty, and amounts reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above for 2010 for Messrs. Hoplamazian, Singh, and Haggerty, which was paid in 2011.

(2)	Of the total amounts shown in this column (other than for RSUs), the following amounts have been reported, through fiscal year 2011, as “Salary,” “Bonus,” “Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings” or “All Other Compensation” in the Summary Compensation Table for Mr. Pritzker: $5,004,363; Mr. Hoplamazian: $1,985,000; Mr. Singh: $60,000; Mr. Sarna: $462,119; Mr. Floyd: $334,184; and Mr. Haggerty: $168,127.

(3)	Based on the fair market value of our Class A common stock on the date of vesting.

(4)	Based on $37.64, the closing price of our Class A common stock on December 30, 2011 (the last business day of fiscal year 2011).

Narrative to Non-qualified Deferred Compensation Table

See description of the DCP under the “Narrative to Summary Compensation Table” above. Messrs. Pritzker, Hoplamazian, Singh, Sarna, Floyd and Haggerty participated in the DCP in 2011.

Mr. Pritzker has a nonqualified deferred compensation plan (the “TJP Plan”) in which he is fully vested and which was paid out on January 1, 2012. After the Company entered into Mr. Pritzker’s employment agreement, it no longer made contributions to the TJP Plan. Amounts in the TJP Plan earned interest at the short term applicable federal rate set by the IRS.

Potential Payments on Termination or Change in Control

Severance

In 2011, all NEOs were entitled to severance in the event of a termination of employment under the Hyatt Hotels Corporation Corporate Office Severance Plan, which is applicable to U.S. based corporate headquarters and certain divisional employees. Benefits are paid under the plan only if the eligible employees are laid off or terminated without cause and are offset by any amounts required to be paid in lieu of notice under WARN or WARN-like state laws. In addition, if the eligible employee elects COBRA continuation coverage under our group health plan, we will pay the eligible employee the difference between the premiums charged for COBRA and the amount the eligible employee would have paid as an active employee for such coverage during the eligible employee’s severance period. Severance can be paid in a lump sum or over the severance period in the discretion of the Company, however, severance will not be paid in a lump sum if it would violate Section 409A of the Code. All severance is subject to execution of a general release of claims.

Under the terms of the Severance Plan our NEOs are eligible to receive the following severance for the following severance periods:

Position	Weeks of Base Salary/Severance Period
Executive Chairman of the Board Chief Executive Officer	Seventy-eight (78)
Executive Officers of Hyatt Hotels Corporation as defined by the Chief Executive Officer	Fifty-two (52)

Mr. Pritzker’s employment agreement provides that he is entitled to terminate his employment and claim severance if he is not re-appointed as executive chairman.

Mr. Singh’s employment letter provides that if he is terminated without “cause” or for “good reason” his severance will not be less than $1,000,000. In all cases he would receive one year of continued medical benefits and vest in the next tranche of his special 7,835 RSU grant and the 12,500 RSU grant made in 2008.

For this purpose “cause” shall mean Mr. Singh’s:

•	engagement in gross negligence or willful misconduct in the performance of his material duties or responsibilities;

•	failure after written notice to perform his material duties or his material breach of any agreement relating to his employment, if such failure or breach remains uncured for 14 days after notice; or

•	conviction or no contest plea to a felony.

For this purpose “good reason” means if we, without his consent:

•	change his title, position or lines of direct reporting responsibility;

•	materially and adversely change his duties or responsibilities;

•	fail to pay or provide him with any base salary bonus or other compensation or benefits specified in the letter agreement; or

•	relocate his primary office more than 50 miles from our current Chicago headquarters.

Mr. Haggerty’s employment letter provides that if he is terminated without “cause” he will receive base salary and continued medical benefits for one year as severance. Mr. Haggerty’s receipt of severance under his employment letter is subject to his signing a general release of claims. His right to continued medical benefits will cease if he secures other medical benefits following his termination of employment.

Change in Control

Each executive officer is entitled to enhanced severance benefits under our Executive Officer Change in Control Plan, if the executive officer’s employment is terminated without cause or the executive officer is constructively terminated within twenty-four months following a change in control or within three months prior to the change in control. In such event our executive chairman and chief executive officer would each receive severance equal to two times his base salary and target annual incentive for the year of termination, and all other executive officers would receive severance equal to one times their base salary and target annual incentive. All of the executive officers would also be eligible for a pro rata target annual incentive for the year of termination and we will pay the executive officer the difference between the premiums charged for COBRA and the amount the eligible employee would have paid as an active employee for such coverage, regardless of whether or not they elect COBRA coverage. All severance will be paid in a lump sum if permitted by Section 409A of the Code. Otherwise severance will be paid in installments over twenty-four months for our executive chairman and chief executive officer, or twelve months for all other executive officers. All severance benefits are subject to execution of a general release of claims, and are offset by any other severance or pay in lieu of notice under WARN or WARN-like state laws. We do not provide for tax reimbursement payments or gross-ups related to a change in control.

Equity Awards

Outstanding awards under our LTIP will fully vest if a participant’s employment is terminated within 12 months following a change in control, provided such awards are assumed by a successor in the change in control. If awards are not assumed by a successor then the compensation committee may in its discretion fully vest the awards upon the change in control. In addition, outstanding PSUs will vest upon a change in control and will be deemed to have been earned at the greater of (i) the target award level or (ii) the number of PSUs that would be payable based on actual performance through the date of the change in control.

Outstanding SAR, RSU and PSU awards will fully vest if a participant’s employment is terminated by reason of death or disability (with PSUs being earned as if the participant remained employed through the last day of the performance period). If Mr. Hoplamazian is terminated other than for cause, provided he executes a general release of claims and he does not compete with us, following termination he will continue to vest in his SARs and will be fully vested in his RSUs (including continuing to earn outstanding PSUs), although such RSUs and PSUs will not be payable until the vesting dates set forth in his award agreements. In addition, recipients of special RSU awards in both 2008 and 2009 will be treated as having an additional year of vesting if their employment is terminated by us for reasons other than “detrimental conduct.” Detrimental conduct includes engaging in conduct constituting:

•	a felony;

•	gross negligence or willful misconduct in the performance of the participant’s duties and responsibilities;

•

willful violation of a material policy, including, without limitation, any policy relating to confidentiality, honesty, integrity and/or workplace behavior, which violation has resulted or may reasonably be expected to result in harm to us, our stockholders, directors, officers, employees or customers;

•

improper internal or external disclosure or use of confidential information or material concerning us or any of our stockholders, directors, officers, or employees which use or disclosure has resulted or may reasonably be expected to result in harm to us;

•	public disparagement of us or any of our stockholders, directors, officers or employees; and/or

•	willful violation of any stockholders’ agreement or other material agreements entered into by the participant with us in connection with or pursuant to the LTIP.

The following table summarizes the severance, the value of SARs, RSUs and PSUs (at the target level of achievement) that would vest, and the value of other benefits that our NEOs would receive upon (i) termination of employment by the Company without cause not in connection with a change in control, or (ii) termination of employment without cause or a constructive termination in connection with a change in control. The following assumptions were used in creating the table:

•	a stock price of $37.64 per share, which was the closing price of our Class A common stock on December 30, 2011 (the last business day of fiscal year 2011); and

•	termination of employment as of December 31, 2011 (for the scenarios that include a termination of employment).

The amounts shown do not include payments of vested benefits under our tax qualified and non-qualified retirement and deferred compensation plans or the value of vested SARs and RSUs that were vested prior to December 31, 2011.

Item	Name	Termination of Employment by Company Without Cause	Change in Control — Termination of Employment Without Cause or Constructive Termination
Cash Severance	Thomas J. Pritzker	$729,300	$972,400
	Mark S. Hoplamazian	$1,477,845	$4,926,150
	Harmit J. Singh	$1,000,000	$1,109,600
	Rakesh K. Sarna	$675,000	$1,350,000
	H. Charles Floyd	$675,000	$1,350,000
	Stephen G. Haggerty	$579,000	$1,100,100

Annual Incentive (Year of Termination)	Thomas J. Pritzker	—	—
	Mark S. Hoplamazian	—	$1,477,845
	Harmit J. Singh	—	$525,600
	Rakesh K. Sarna	—	$675,000
	H. Charles Floyd	—	$675,000
	Stephen G. Haggerty	—	$521,100

Equity Vesting	Thomas J. Pritzker	—	—
	Mark S. Hoplamazian	$4,477,047	$4,477,047
	Harmit J. Singh	$188,200	$3,418,242
	Rakesh K. Sarna	$752,800	$4,669,987
	H. Charles Floyd	$752,800	$6,010,912
	Stephen G. Haggerty	$305,825	$3,031,878

Medical Benefits	Thomas J. Pritzker	$9,855	$13,140
	Mark S. Hoplamazian	$5,053	$6,738
	Harmit J. Singh	$9,777	$9,777
	Rakesh K. Sarna	$5,170	$5,170
	H. Charles Floyd	$9,777	$9,777
	Stephen G. Haggerty	$9,777	$9,777

Total	Thomas J. Pritzker	$739,155	$985,540
	Mark S. Hoplamazian	$5,959,945	$10,887,780
	Harmit J. Singh	$1,197,977	$5,063,219
	Rakesh K. Sarna	$1,432,970	$6,700,157
	H. Charles Floyd	$1,437,577	$8,045,689
	Stephen G. Haggerty	$894,602	$4,662,855

As described, the amounts shown above under “Equity Vesting” in the “Termination of Employment by Company Without Cause” column are also the amounts that the NEOs would receive upon termination of their employment due to death or disability and, for Mr. Hoplamazian, upon his termination for any reason other than cause.

ARTICLE IV: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2	—	RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012. D&T also served as Hyatt’s independent registered accounting firm for fiscal year 2011, and the services provided to us by D&T in fiscal year 2011 are described under “Independent Registered Public Accounting Firm’s Fees” below. Representatives of D&T will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Stockholder ratification of the selection of D&T as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of D&T to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding D&T’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Hyatt and our stockholders.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Hyatt Hotels Corporation for the fiscal year ended December 31, 2012.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

In addition to retaining D&T to audit the Company’s consolidated financial statements, the audit committee retained D&T to provide various other services in fiscal years 2011 and 2010. The following table presents fees for professional services rendered by D&T for fiscal years 2011 and 2010. The audit committee approved all of the fees presented in the table below.

Type of Fees	FY 2011	FY 2010

Audit Fees(1)	$4,530,000	$4,400,850

Audit-Related Fees(2)	828,000	652,000

Tax Fees(3)	2,073,300	3,860,200

All Other Fees(4)	0	0

Total	$7,431,300	$8,913,050

The following are footnotes to the above table, in accordance with SEC definitions:

(1)	Audit fees represent D&T fees for professional services for the audit of the Company’s consolidated financial statements included in our annual report on Form 10-K, review of quarterly financial statements, accounting consultation and other attest services that are typically performed by the independent public accountant, and services that are provided by D&T in connection with statutory and regulatory filings.

(2)	Audit-related fees consist principally of D&T fees for audits as required under our agreements with our hotel owners. Audit-related fees for 2011 also include due diligence.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning.

(4)	All other fees are fees billed by D&T to Hyatt for any services not included in the first three categories. There were no such services in fiscal years 2011 and 2010.

POLICY ON AUDIT COMMITTEE PREAPPROVAL OF AUDIT AND PERMISSIBLE NONAUDIT

SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the audit committee. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the audit committee chair to pre-approve principal independent auditor services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the audit committee chair must report to the full audit committee on any pre-approval determinations). All services provided to us by D&T for fiscal years 2011 and 2010 were pre-approved by the audit committee. D&T may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee. In addition, before the audit committee will consider granting its approval, the Company’s management must have determined that such specific non-prohibited non-audit services can be best performed by D&T based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

The audit committee has adopted a policy that prohibits our independent auditors from providing:

•	bookkeeping or other services related to the accounting records or financial statements of the Company;

•	financial information systems design and implementation services;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources services;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board (the “PCAOB”) or the SEC determines, by regulation, is impermissible.

ARTICLE V: REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Audit Committee,” the audit committee has done the following things:

•

Prior to the filing on February 16, 2012 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, reviewed and discussed with management and D&T the Company’s audited consolidated financial statements.

[1]

This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Hyatt filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

•

Discussed with D&T the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the PCAOB in Rule 3200T, and any other matters required to be communicated to the committee by D&T under auditing standards established from time to time by the PCAOB or SEC rules and regulations.

•

Evaluated D&T’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the audit committee concerning independence and discussions with D&T regarding its independence.

Based on the reviews and discussions with management and D&T cited above, including the review of D&T’s disclosures and letter to the audit committee and review of the representations of management and the reports of D&T, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC.

Audit Committee of the Board of Directors

Michael A. Rocca, Chairman

Susan D. Kronick

Richard C. Tuttle

James H. Wooten, Jr.

ARTICLE VI: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company requests stockholder approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this proxy statement).

As described in the Compensation Discussion and Analysis beginning on page 26 of this proxy statement, our executive compensation program is designed to promote long-term brand value for the Company, a goal which we believe, in turn, is central to the creation of long-term economic value for our stockholders. Our compensation program is designed to attract, recruit, develop, engage and retain the talent needed to achieve long-term brand value and to appropriately motivate our executive officers. As such, we believe that our executive compensation program and the corresponding executive compensation detailed in the compensation tables and related narrative set forth on pages 38 to 49 of this proxy statement are strongly aligned with the long-term interests of our stockholders.

As an advisory vote, this proposal is not binding upon the Company. However, our compensation committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for named executive officers.

At the Company’s 2011 annual meeting of stockholders, the Company’s stockholders determined, on an advisory basis, to hold an advisory vote on executive compensation every year. Subsequently, the board of directors considered this determination and agreed that it will hold a non-binding advisory vote on executive compensation on an annual basis. As such, following the advisory vote to approve executive compensation that will take place at the Annual Meeting, the next advisory vote on executive compensation will occur at the Company’s 2013 annual meeting of stockholders.

The board of directors strongly endorses the Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related discussion as disclosed in this proxy statement, is hereby APPROVED.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 3 to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

ARTICLE VII: STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 16, 2012 information regarding:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our NEOs;

•	each of our directors and nominees for the board of directors; and

•	all of our directors and executive officers as a group.

The information shown in the table with respect to the percentage of shares of Class A common stock beneficially owned is based on 45,905,224 shares of Class A common stock outstanding as of April 16, 2012 (and does not assume the conversion of any outstanding shares of Class B common stock). The information shown in the table with respect to the percentage of shares of Class B common stock beneficially owned is based on 119,614,584 shares of Class B common stock outstanding as of April 16, 2012. Each share of Class B common stock is convertible at any time into one share of Class A common stock. The information shown in the table with respect to the percentage of total common stock beneficially owned is based on 165,519,808 shares of common stock outstanding as of April 16, 2012. The information shown in the table with respect to the percentage of total voting power is based on 165,519,808 shares of common stock outstanding as of April 16, 2012, and assumes that no shares of Class B common stock outstanding as of April 16, 2012 have been converted into shares of Class A common stock.

Information with respect to beneficial ownership is based on our records, information filed with the SEC or information furnished to us by each director, director nominee, executive officer or beneficial owner of more than 5% of our Class A common stock or Class B common stock. Beneficial ownership rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and investment power with respect to those securities. Unless otherwise indicated by footnote, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise provided, the address of each individual listed below is c/o Hyatt Hotels Corporation, 71 S. Wacker Drive, 12th Floor, Chicago, Illinois 60606.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
5% or greater stockholders:
Pritzker Family Group(2)	11,640	*	94,502,498	79%	57.1%	76.1%
Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, in their capacity as co-trustees(3)	—	—	1,982,124	1.7%	1.2%	1.6%

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
CIBC Trust Company (Bahamas) Limited in its capacity as trustee(4)	—	—	3,447,946	2.9%	2.1%	2.8%
Trustees of the Thomas J. Pritzker Family Trusts and Other Reporting Persons(5)	—	—	20,805,187	17.4%	12.6%	16.8%
Trustees of the Nicholas J. Pritzker Family Trusts and Other Reporting Person(6)	—	—	6,403,577	5.4%	3.9%	5.2%
Trustees of the James N. Pritzker Family Trusts and Other Reporting Persons(7)	8,470	*	3,470,792	2.9%	2.1%	2.8%
Trustees of the Karen L. Pritzker Family Trusts(8)	—	—	8,584,104	7.2%	5.2%	6.9%
Trustees of the Penny Pritzker Family Trusts and Other Reporting Persons(9)	3,170	*	10,018,946	8.4%	6.1%	8.1%
Trustees of the Daniel F. Pritzker Family Trusts(10)	—	—	10,001,457	8.4%	6.0%	8.1%
Trustees of the Anthony N. Pritzker Family Trusts(11)	—	—	6,186,817	5.2%	3.7%	5.0%
Trustees of the Gigi Pritzker Pucker Family Trusts and Other Reporting Persons(12)	—	—	17,550,065	14.7%	10.6%	14.1%
Trustees of the Jay Robert Pritzker Family Trusts(13)	—	—	6,051,483	5.1%	3.7%	4.9%
Investment funds affiliated with The Goldman Sachs Group, Inc.(14)	36,696	*	12,654,050	10.6%	7.7%	10.2%
Madrone GHC, LLC and affiliated entities(15)	—	—	10,187,641	8.5%	6.2%	8.2%
FMR LLC and affiliated entities(16)	5,046,840	11.0%	—	—	3.0%	*
OppenheimerFunds, Inc.(17)	3,960,792	8.6%	—	—	2.4%	*
Baron Capital Group, Inc. and affiliated entities(18)	4,716,459	10.3%	—	—	2.8%	*
Cohen & Steers, Inc. and affiliated entities(19)	4,966,903	10.8%	—	—	3.0%	*
S.A.C. Capital Advisors, L.P. and affiliated entities(20)	2,804,400	6.1%	—	—	1.7%	*

Named Executive Officers and Directors:
Thomas J. Pritzker(21)	—	—	3,952,769	3.3%	2.4%	3.2%
Mark S. Hoplamazian(22)	314,013	*	—	—	*	*
Harmit J. Singh(23)	49,092	*	—	—	*	*
Rakesh K. Sarna(24)	98,124	*	—	—	*	*
H. Charles Floyd(25)	115,936	*	—	—	*	*
Stephen G. Haggerty(26)	57,802	*	—	—	*	*
Bernard W. Aronson(27)	4,525	*	—	—	*	*
Richard A. Friedman(28)	36,696	*	12,654,050	10.6%	7.7%	10.2%
Susan D. Kronick	11,654	*	—	—	*	*
Mackey J. McDonald	5,597	*	—	—	*	*

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
Gregory B. Penner(29)	18,575	*	10,187,641	8.5%	6.2%	8.2%
Penny Pritzker(30)	3,170	*	1,027,357	*	*	*
Michael A. Rocca	574	*	—	—	*	*
Byron D. Trott	26,656	*	—	—	*	*
Richard C. Tuttle	3,284	*	—	—	*	*
James H. Wooten, Jr.	3,338	*	—	—	*	*
All directors and executive officers as a group (19 persons)(31)	823,620	1.8%	27,821,817	23.3%	17.3%	22.5%

*	Less than 1%.

(1)	Holders of our Class A common stock and our Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders. The holders of Class A common stock are entitled to one vote per share and the holders of Class B common stock are entitled to ten votes per share. However, if on any record date for determining the stockholders entitled to vote at an annual or special meeting of stockholders, the aggregate number of shares of our Class A common stock and Class B common stock owned, directly or indirectly, by the holders of our Class B common stock is less than 15% of the aggregate number of shares of Class A common stock and Class B common stock then outstanding, then at such time all shares of Class B common stock will automatically convert into shares of Class A common stock and all outstanding common stock will be entitled to one vote per share on all matters submitted to a vote of our stockholders. The information shown in the table with respect to the percentage of total voting power is based on 165,519,808 shares of common stock outstanding as of April 16, 2012, and assumes that no shares of Class B common stock outstanding as of April 16, 2012 have been converted into shares of Class A common stock.

(2)	See footnotes (3) through (13) below. Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, in their capacity as co-trustees of Pritzker family U.S. situs trusts, CIBC Trust Company (Bahamas) Limited in its capacity as trustee of Pritzker family non-U.S. situs trusts, and the trustees of the Thomas J. Pritzker Family Trusts, the Nicholas J. Pritzker Family Trusts, the James N. Pritzker Family Trusts, the Karen L. Pritzker Family Trusts, the Penny Pritzker Family Trusts, the Daniel F. Pritzker Family Trusts, the Anthony N. Pritzker Family Trusts, the Gigi Pritzker Pucker Family Trusts, the Jay Robert Pritzker Family Trusts and certain other reporting persons described in footnotes (3) through (13) below (collectively, the “Pritzker Family Group”) are party those certain agreements described in footnotes (3) through (13) below, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of common stock. As a result, the members of the Prizker Family Group may be deemed to be members of a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(3)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No 0001193125-10-198213), represents 1,982,124 shares of Class B common stock held of record by U.S. situs trusts for the benefit of certain lineal descendants of Nicholas J. Pritzker, deceased, including Mr. Thomas J. Pritzker’s immediate family members. Mr. Thomas J. Pritzker, Mr. Marshall E. Eisenberg, and Mr. Karl J. Breyer are co-trustees of all such U.S. situs trusts and have shared voting and investment power over such shares. The co-trustees and the adult beneficiaries of all of these U.S. situs trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreement. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Messrs. Pritzker, Eisenberg, and Breyer, not individually, but solely in the capacity as co-trustees of the trusts, is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606.

(4)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No 0001193125-10-198223), represents 3,447,946 shares of Class B common stock held by non-U.S. situs trusts for the benefit of certain lineal descendants of Nicholas J. Pritzker, deceased, including Mr. Thomas J. Pritzker, our executive chairman, and Ms. Penny Pritzker, one of our directors, and certain subsidiaries owned by them. CIBC Trust Company (Bahamas) Limited serves as trustee of all such non-U.S. situs trusts and has sole voting and investment power over such shares. The trustee and the adult beneficiaries of all of these non-U.S. situs trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts, is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(5)	Represents (i) 6,117,656 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which Marshall E. Eisenberg serves as trustee and has sole voting and investment power over such shares, (ii) 921,888 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares, (iii) 811,602 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which John A. Miller serves as trustee and has sole voting and investment power over such shares, (iv) 6,989,003 shares of Class B common stock held of record by T11M2 HHC, L.L.C. and 3,994,393 shares of Class B common stock held of record by THHC, L.L.C., both of which are owned by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which John A. Miller serves as trustee and has sole voting and investment power over such shares and (v) 1,970,645 shares of Class B common stock held by Thomas J. Pritzker, individually. Mr. Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. Does not include the following SARs held by Mr. Pritzker that are currently exercisable or that will become exercisable within sixty days after April 16, 2012: (a) 59,853 SARs at an exercise price of $40.96 and (b) 31,852 SARs at an exercise price of $41.74. The number of shares that Mr. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price. The address of the principal business and principal office for Marshall E. Eisenberg, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606; for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas; for John A. Miller, not individually, but solely in the capacity as trustee of the trusts represented by clause (iii) and clause (iv), is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606; and for Thomas J. Pritzker is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606.

(6)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198283), represents (i) 4,982,912 shares of Class B common stock held of record by trusts for the benefit of Nicholas J. Pritzker and certain of his lineal descendants, of which Marshall E. Eisenberg serves as trustee and has sole voting and investment power over such shares,

(ii) 393,308 shares of Class B common stock held of record by a trust for the benefit of Nicholas J. Pritzker and certain of his lineal descendants, of which Lawrence I. Richman serves as trustee and has sole voting and investment power over such shares, and (iii) 1,027,357 shares of Class B common stock held by Nicholas J. Pritzker, individually. Mr. Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Marshall E. Eisenberg, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 311 South Wacker Drive, Suite 4990, Chicago, Illinois 60606; for Lawrence I. Richman, not individually, but solely in the capacity as trustee of the trust represented by clause (ii), is 311 South Wacker Drive, Suite 4990, Chicago, Illinois 60606; and for Nicholas J. Pritzker is 311 South Wacker Drive, Suite 4990, Chicago, Illinois 60606.

(7)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198421), represents (i) 300 shares of Class A common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares, (ii) 8,170 shares of Class A common stock held of record by Paratrooper, LLC, which is owned by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares, (iii) 2,278,873 shares of Class B common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares, (iv) 21,128 shares of Class B common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which Mary Parthe serves as trustee and has sole voting and investment power over such shares, (v) 1,113,788 shares of Class B common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which JP Morgan Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares and (vi) 57,003 shares of Class B common stock held of record by trusts for the benefit of James N. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Charles E. Dobrusin and Harry B. Rosenberg, not individually, but solely in the capacity as co-trustees of the trusts represented by clauses (i) through (iii), is 104 South Michigan Avenue, Suite 900, Chicago, Illinois 60603 and 10 South Wacker Drive, 40th Floor, Chicago, Illinois 60606, respectively; for Mary Parthe, not individually, but solely in her capacity as trustee of the trusts represented by clause (iv), is c/o Tawani Enterprises, Inc., 104 South Michigan Avenue, Suite 500, Chicago, Illinois 60603; for JP Morgan Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (v), is Bahamas Financial Centre, Shirley & Charlotte Streets, P.O. Box N-4899, Nassau, Bahamas; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (vi), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(8)	Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198367), represents (i) 7,023,048 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate, Walter W. Simmers and Lucinda Falk serve as co-trustees and share voting and investment power over such shares, (ii) 971,068 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate and Walter W. Simmers serve as co-trustees and share voting and investment power over such shares, (iii) 513,983 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Walter W. Simmers serve as co-trustees and share voting and investment power over such shares and (iv) 76,005 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendents, of which CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate, Walter W. Simmers and Lucinda Falk serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Andrew D. Wingate, Walter W. Simmers and Lucinda Falk, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (i), is 35 Windsor Road, North Haven, Connecticut 06473, One State Street, 14th Floor, Hartford, Connecticut 06103 and 27 Overlook Drive, Greenwich, Connecticut 06830, respectively; for Andrew D. Wingate and Walter W. Simmers, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (ii), is 35 Windsor Road, North Haven, Connecticut 06473 and One State Street, 14th Floor, Hartford, Connecticut 06103, respectively; for CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Walter W. Simmers, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas; and for CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate, Walter W. Simmers and Lucinda Falk not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iv), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(9)	Represents (i) 3,170 shares of Class A common stock held by Penny Pritzker, individually, (ii) 1,027,357 shares of Class B common stock held by Penny Pritzker, individually, (iii) 7,567,490 shares of Class B common stock held of record by trusts for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares and (iii) 1,424,099 shares of Class B common stock held of record by trusts for the benefit of Penny Pritzker and certain of her lineal descendents, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. Ms. Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Penny Pritzker is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606; for Horton Trust Company, LLC, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is 300 North LaSalle Street, Suite 1500, Chicago, Illinois 60654; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (iii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(10)	Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198390), represents (i) 8,441,951 shares of Class B common stock held of record by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendants, of which Lewis M. Linn serves as trustee and has sole voting and investment power over such shares and (ii) 1,559,506 shares of Class B common stock held of record by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendents, of which CIBC Trust Company (Bahamas) Limited and Leonard Loventhal serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Lewis M. Linn, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 3555 Timmons Lane, Suite 800, Houston, Texas 77027; and for CIBC Trust Company (Bahamas) Limited and Leonard Loventhal, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas and 3555 Timmons Lane, Suite 800, Houston, Texas 77027, respectively.

(11)	Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198366), represents (i) 4,356,723 shares of Class B common stock held of record by trusts for the benefit of Anthony N. Pritzker and certain of his lineal descendants, of which Lewis M. Linn serves as trustee and has sole voting and investment power over such shares and (ii) 1,830,094 shares of Class B common stock held of record by trusts for the benefit of Anthony N. Pritzker and certain of his lineal descendents, of which Lewis M. Linn and CIBC Trust Company (Bahamas) Limited serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Lewis M. Linn, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 3555 Timmons Lane, Suite 800, Houston, Texas 77027; and for CIBC Trust Company (Bahamas) Limited and Lewis M. Linn, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas and 3555 Timmons Lane, Suite 800, Houston, Texas 77027, respectively.

(12)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198254), represents (i) 7,284,670 shares of Class B common stock held of record by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which Gigi Pritzker Pucker and Edward W. Rabin serve as co-trustees and share voting and investment power over such shares, (ii) 1,255,317 shares of Class B common stock held of record by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendents, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares and (iii) 5,741,937 shares of Class B common stock held of record by G14M2 HHC, L.L.C. and 3,268,141 shares of Class B common stock held of record by GHHC, L.L.C., both of which are owned by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which Gigi Pritzker Pucker and Edward W. Rabin serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated

Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Gigi Pritzker Pucker and Edward W. Rabin, not individually, but solely in the capacity as co-trustees of the trusts represented by clauses (i) and (iii) is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(13)	Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198370), represents (i) 4,221,389 shares of Class B common stock held of record by trusts for the benefit of Jay Robert Pritzker and certain of his lineal descendants, of which Thomas J. Muenster serves as trustee and has sole voting and investment power over such shares and (ii) 1,830,094 shares of Class B common stock held of record by trusts for the benefit of Jay Robert Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited and Thomas J. Muenster serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the principal business and principal office for Thomas J. Muenster, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 201 S. Phillips Avenue, Suite 233, Sioux Falls, South Dakota 57104; and for CIBC Trust Company (Bahamas) Limited and Thomas J. Muenster, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(14)

Based on information contained in a Schedule 13G filed on February 14, 2012 and Form 4 filed on April 2, 2012, represents (i) 1,624,272 shares of Class B common stock held of record by GS Sunray Holdings Parallel Subco, L.L.C., (ii) 5,514,889 shares of Class B common stock held of record by GS Sunray Holdings Subco I, L.L.C., (iii) 5,514,889 shares of Class B common stock held of record by GS Sunray Holdings Subco II, L.L.C. (collectively, the “Goldman Sachs Sunray Entities”), (iv) 7,096 shares of Class A common stock held of record by The Goldman Sachs Group, Inc., (v) 25,675 shares of Class A common stock that may be deemed to be beneficially owned by Goldman, Sachs & Co., and (vi) 3,925 shares of Class A common stock beneficially owned by Richard A. Friedman. The Goldman Sachs Group, Inc. and certain affiliates, including Goldman, Sachs & Co., may be deemed to directly or indirectly own the 12,654,050 shares of Class B common stock which are collectively owned by the Goldman Sachs Sunray Entities, which are owned directly or indirectly by investment partnerships, of which affiliates of The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. are the general partner, managing limited partner or the managing partner. Goldman, Sachs & Co. is the investment manager for certain of the investment partnerships which own directly or indirectly the Goldman Sachs Sunray Entities. Goldman, Sachs & Co. is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the Goldman Sachs Sunray Entities share voting power and investment power with certain of their respective affiliates. Each of The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the Goldman Sachs Sunray Entities disclaims beneficial ownership of the shares of Class B common stock owned directly or indirectly by the Goldman Sachs Sunray Entities, except to the extent of their pecuniary interest therein, if any. Pursuant to the 2007 Stockholders’ Agreement, until the later of (i) December 31, 2013 and (ii) the date that Mr. Thomas J. Pritzker is no longer the chairman of our board of directors, the Goldman Sachs Sunray Entities have agreed to vote all 12,654,050 shares of their Class B common stock consistent with the recommendations of a majority of the board of directors with respect to all matters. With respect to 9,497,313 shares of Class B common stock, the Goldman Sachs Sunray Entities have also agreed to certain limitations with respect to the sale of such shares of common stock. See the section titled “Certain Relationships and Related Party Transactions” below, and Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of the Goldman Sachs Sunray Entities, The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. is 200 West Street, New York, NY 10282.

(15)	Based solely on information contained in a Schedule 13G/A filed on February 6, 2012, represents (i) 5,393,337 shares of Class B common stock held of record by Madrone GHC, LLC (“Madrone GHC”), (ii) 3,835,647 shares of Class B common stock held of record by Lake GHC, LLC (“Lake GHC”) and (iii) 958,657 shares of Class B common stock held of record by Shimoda GHC, LLC (“Shimoda GHC”). Mr. Penner is a manager of Madrone GHC, Lake GHC and Shimoda GHC and has shared voting and investment power with respect to the shares of Class B common stock owned by such entities. Mr. Penner disclaims beneficial ownership of the shares held by Madrone GHC, Lake GHC and Shimoda GHC, except to the extent of his proportionate pecuniary interest in such shares. Pursuant to the 2007 Stockholders’ Agreement, until the later of (i) December 31, 2013 and (ii) the date that Mr. Thomas J. Pritzker is no longer the chairman of our board of directors, Madrone GHC, Lake GHC and Shimoda GHC have agreed to vote all of their common stock consistent with the recommendations of a majority of the board of directors with respect to all matters. With respect to 7,687,641 shares of Class B common stock, Madrone GHC, Lake GHC and Shimoda GHC have also agreed to certain limitations with respect to the sale of such shares of common stock. See the section titled “Certain Relationships and Related Party Transactions” below, and Part I, Item 1, “Business – Stockholder Agreements” and Item 1A, “Risk Factors – Risks Related to Share Ownership and Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for additional information. The address of Madrone GHC, Lake GHC and Shimoda GHC is 3000 Sand Hill Road, Building 1, Suite 150, Menlo Park, CA 94025.

(16)	Based solely on information contained in a Schedule 13G filed on February 14, 2012 (the “FMR 13G”), Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 5,046,840 shares of Class A common stock; the ownership of one investment company, Fidelity Growth Company Fund, amounted to 4,373,440 shares of Class A common stock. According to the FMR 13G, each of Edward C. Johnson 3d, chairman of FMR LLC, and FMR LLC, has sole power to dispose of the 5,046,840 shares, and neither FMR LLC nor Edward C. Johnson 3d has sole power to vote or direct the voting of the shares. According to the FMR 13G, through their ownership of voting common shares and the execution of a shareholders’ voting agreement, members of the Edward C. Johnson 3d family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The principal business address of FMR LLC, Fidelity and Fidelity Growth Company Fund is 82 Devonshire Street, Boston, MA 02109.

(17)	Based solely on information contained in a Schedule 13G filed on February 6, 2012, OppenheimerFunds, Inc. beneficially owns 3,960,792 shares of Class A common stock, with shared power to vote and shared power to dispose of all such shares. OppenheimerFunds, Inc. disclaims beneficial ownership of such shares. The principal business address of OppenheimerFunds, Inc. is Two World Financial Center, 225 Liberty Street, New York, NY 10281.

(18)

Based solely on information contained in a Schedule 13G filed on February 14, 2012 (the “BAMCO 13G”), Baron Capital Group, Inc. and its subsidiaries BAMCO, Inc. and Baron Capital Management, Inc., and BAMCO, Inc.’s advisory client Baron Partners Fund, beneficially own an aggregate of 4,716,459 shares of Class A common stock. According to the BAMCO 13G, (i) Baron Capital Group, Inc. and Ronald Baron, who owns a controlling interest in Baron Capital Group, Inc., have shared power to vote 4,531,459 shares of Class A common stock and shared power to dispose of 4,716,459 shares of Class A common stock, (ii) BAMCO Inc. has shared power to vote 3,698,205 shares of Class A common stock and shared power to dispose of 3,883,205 shares of Class A common stock, (iii) Baron Capital Management,

Inc. has shared power to vote 833,254 shares of Class A common stock and shared power to dispose of 833,254 shares of Class A common stock and (iv) Baron Partners Fund has shared power to vote 2,550,000 shares of Class A common stock and shared power to dispose of 2,550,000 shares of Class A common stock. The principal business address of BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., Baron Partners Fund, and Ronald Baron is 767 Fifth Avenue, 49th Floor, New York, NY 10153.

(19)	Based solely on information contained in a Schedule 13G filed on March 9, 2012 (the “CS 13G”), (i) Cohen & Steers, Inc. beneficially owns 4,966,903 shares of Class A common stock, with sole power to vote 4,011,678 of such shares and sole power to dispose of 4,966,903 of such shares, (ii) Cohen & Steers Capital Management, Inc. beneficially owns 4,831,400 shares of Class A common stock, with sole power to vote 3,932,728 of such shares and sole power to dispose of 4,831,400 of such shares, and (iii) Cohen & Steers Europe S.A. beneficially owns 135,503 shares of Class A common stock, with sole power to vote 68,950 of such shares and sole power to dispose of 135,503 of such shares. According to the CS 13G, Cohen & Steers, Inc. holds a 100% interest in Cohen & Steers Capital Management, Inc., and Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. together hold a 100% interest in Cohen & Steers Europe S.A. The principal business address of Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. is 280 Park Avenue, 10th Floor, New York, NY 10017. The principal business address of Cohen & Steers Europe S.A. is Chausse de la Hulpe 116, 1170 Brussels, Belgium.

(20)	Based solely on information contained in a Schedule 13G filed on March 26, 2012, (i) S.A.C. Capital Advisors, L.P., its general partner S.A.C. Capital Advisors, Inc. and Steven A. Cohen, who controls S.A.C. Capital Advisors, Inc., beneficially own an aggregate of 1,904,400 shares of Class A common stock held by S.A.C. Capital Associates, LLC and S.A.C. MultiQuant Fund, LLC, with shared power to vote and shared power to dispose of all such shares, and (ii) Sigma Capital Management, LLC and Steven A. Cohen, who controls Sigma Capital Management, LLC, beneficially own an aggregate of 900,000 shares of Class A common stock held by Sigma Capital Associates, LLC, with shared power to vote and shared power to dispose of all such shares. Each of S.A.C. Capital Advisors, L.P., S.A.C. Capital Advisors, Inc., Sigma Capital Management, LLC and Steven A. Cohen disclaims beneficial ownership of such shares. The principal business address of S.A.C. Capital Advisors, L.P., S.A.C. Capital Advisors, Inc. and Steven A. Cohen is 72 Cummings Point Road, Stamford, CT 06902. The principal business address of Sigma Capital Management, LLC is 540 Madison Avenue, New York, NY 10022.

(21)	Represents 1,982,124 shares of Class B common stock beneficially owned by Thomas J. Pritzker, Marshall E. Eisenberg and Karl J. Breyer, in their capacity as co-trustees as described in footnote (3) and 1,970,645 shares of Class B common stock owned by Thomas J. Pritzker, individually, as described in footnote (5). Mr. Pritzker and/or his immediate family members are beneficiaries of certain of the trusts referenced in footnotes (3), (4) and (5). Does not include the following SARs held by Mr. Pritzker that are currently exercisable or that will become exercisable within sixty days after April 16, 2012: (a) 59,853 SARs at an exercise price of $40.96 and (b) 31,852 SARs at an exercise price of $41.74. The number of shares that Mr. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(22)

Includes (i) 8,500 shares of Class A common stock issuable on May 1, 2012 following the vesting of RSUs on April 1, 2012; (ii) 10,147 shares of Class A common stock issuable on May 11, 2012 upon the vesting of RSUs on May 11, 2012; and (iii) 72,656 shares of restricted Class A common stock (“Restricted Stock”) that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Hoplamazian will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Hoplamazian that are currently exercisable or that will become exercisable within sixty days after April 16, 2012: (a) 425,000 SARs at an exercise price of $62.80; (b) 30,560 SARs at an exercise price of $29.10; (c) 41,897 SARs at an exercise price of $40.96; and (d) 17,470 SARs at an exercise price of $41.74. The number of shares that Mr. Hoplamazian will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(23)	Includes (i) 3,052 shares of Class A common stock issuable on May 11, 2012 upon the vesting of RSUs on May 11, 2012 and (ii) 24,218 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Singh will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Singh that are currently exercisable or that will become exercisable within sixty days after April 16, 2012: (a) 24,789 SARs at an exercise price of $26.00; (b) 12,947 SARs at an exercise price of $33.12; (c) 12,600 SARs at an exercise price of $40.96 and (d) 6,551 SARs at an exercise price of $41.74. The number of shares that Mr. Singh will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(24)	Includes (i) 54,750 shares of Class A common stock issuable on May 1, 2012 following the vesting of RSUs on April 1, 2012; (ii) 3,357 shares of Class A common stock issuable on May 11, 2012 upon the vesting of RSUs on May 11, 2012; and (iii) 30,677 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Sarna will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Sarna that are currently exercisable or that will become exercisable within sixty days after April 16, 2012: (a) 31,114 SARs at an exercise price of $62.80; (b) 24,925 SARs at an exercise price of $58.18; (c) 26,187 SARs at an exercise price of $26.00; (d) 13,684 SARs at an exercise price of $33.12; (e) 13,860 SARs at an exercise price of $40.96; and (f) 8,298 SARs at an exercise price of $41.74. The number of shares that Mr. Sarna will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(25)

Includes (i) 54,125 shares of Class A common stock issuable on May 1, 2012 following the vesting of RSUs on April 1, 2012; (ii) 3,357 shares of Class A common stock issuable on May 11, 2012 upon the vesting of RSUs on May 11, 2012; and (iii) 30,677 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Floyd will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Floyd that are currently exercisable or that will become exercisable within sixty days after April 16, 2012: (a) 68,750 SARs at an exercise price of $49.90; (b) 30,000 SARs at an exercise price of $62.80; (c) 21,675 SARs at an exercise price of $58.18; (d) 26,187 SARs at an exercise price of $26.00; (e) 13,684 SARs at an exercise price of $33.12; (f) 13,860 SARs at an exercise price of $40.96 and (g) 8,298 SARs at an exercise price of $41.74. The number of shares that Mr. Floyd will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(26)	Includes (i) 16,600 shares of Class A common stock issuable on May 1, 2012 following the vesting of RSUs on April 1, 2012; (ii) 3,052 shares of Class A common stock issuable on May 11, 2012 upon the vesting of RSUs on May 11, 2012; and (iii) 24,218 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares Mr. Haggerty will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Haggerty that are currently exercisable or that will become exercisable within sixty days after April 16, 2012: (a) 50,000 SARs at an exercise price of $62.80; (b) 21,425 SARs at an exercise price of $58.18; (c) 22,095 SARs at an exercise price of $26.00; (d) 11,546 SARs at an exercise price of $33.12; (e) 12,600 SARs at an exercise price of $40.96; and (f) 6,551 SARs at an exercise price of $41.74. The number of shares that Mr. Haggerty will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(27)	Includes 785 shares of Class A common stock held of record by National Financial Services, LLC FBO: Bernard W. Aronson. Mr. Aronson has sole voting and investment power with respect to the shares of common stock held in such individual retirement account.

(28)	Represents (i) 12,654,050 shares of Class B common stock held of record collectively by the Goldman Sachs Sunray Entities (ii) 7,096 shares of Class A common stock held of record by The Goldman Sachs Group, Inc., (iii) 25,675 shares of Class A common stock that may be deemed to be beneficially owned by Goldman, Sachs & Co., and (iv) 3,925 shares of Class A common stock beneficially owned by Mr. Friedman. Mr. Friedman is a Partner and a Managing Director of Goldman, Sachs & Co. and the head of Goldman, Sachs & Co’s Merchant Banking Division. Mr. Friedman is also chairman of the corporate investment committee of the merchant banking division and member of the management committee of The Goldman Sachs Group, Inc. Mr. Friedman disclaims beneficial ownership of the shares of common stock held by The Goldman Sachs Group, Inc., Goldman, Sachs & Co., the Goldman Sachs Sunray Entities or their affiliates, except to the extent of his pecuniary interest therein, if any. As compensation for his service as a director of Hyatt, Mr. Friedman is eligible to receive shares of Class A common stock or RSUs pursuant to the LTIP. Mr. Friedman has an understanding with The Goldman Sachs Group, Inc. pursuant to which any shares of Class A common stock he receives in his capacity as a director of Hyatt will be held for the benefit of The Goldman Sachs Group, Inc. See footnote (14) above for information regarding The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the Goldman Sachs Sunray Entities. The address of Mr. Friedman is 200 West Street, New York, NY 10282.

(29)	Represents (i) 17,484 shares of Class A common stock received by Mr. Penner as compensation for his services as a director under the LTIP, (ii) 5,393,337 shares of Class B common stock owned of record by Madrone GHC, (iii) 3,835,647 shares of Class B common stock held of record by Lake GHC, (iv) 958,657 shares of Class B common stock held of record by Shimoda GHC, and (v) 1,091 shares of Class A common stock held of record by Shimoda Holdings, LLC. Mr. Penner is a manager of Madrone GHC, Lake GHC, Shimoda GHC, and Shimoda Holdings, LLC and has voting and investment power with respect to the shares of common stock owned by such entities. Mr. Penner disclaims beneficial ownership of the shares held by Madrone GHC, Lake GHC, Shimoda GHC, and Shimoda Holdings, LLC, except to the extent of his proportionate pecuniary interest in such shares. See also footnote (15) above.

(30)	Represents 3,170 shares of Class A common stock held of record by Ms. Penny Pritzker and 1,027,357 shares of Class B common stock held of record by Ms. Penny Pritzker as described in footnote (9). Ms. Pritzker and her immediate family members are beneficiaries of certain of the trusts referenced in footnotes (4) and (9). Neither Ms. Pritzker nor any of her immediate family members has voting or investment power over the shares held by such trusts.

(31)	Includes (i) 164,485 shares of Class A common stock issuable on May 1, 2012 following the vesting of RSUs on April 1, 2012; (ii) 26,474 shares of Class A common stock issuable on May 11, 2012 upon the vesting of RSUs on May 11, 2012; and (iii) 209,569 shares of Restricted Stock that will vest following the three-year period ending December 31, 2014, subject to attainment of certain performance goals set forth in a restricted stock award agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock vest at 12.5% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares our executive officers will receive upon settlement of RSUs and the total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs collectively held by our directors and current executive officers, in the aggregate, that are currently exercisable or that will become exercisable within sixty days of April 16, 2012: (a) 556,856 SARs at an exercise price of $62.80; (b) 16,500 SARs at an exercise price of $61.42; (c) 97,025 SARs at an exercise price of $58.18; (d) 120,312 SARs at an exercise price of $49.90; (e) 129,094 SARs at an exercise price of $26.00; (f) 67,444 SARs at an exercise price of $33.12; (g) 169,160 SARs at an exercise price of $40.96; (h) 30,560 SARs at an exercise price of $29.10; and (i) 89,762 SARs at an exercise price of $41.74. The number of shares that each individual will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and rules of the SEC thereunder, require our directors, officers and persons who own more than 10% of our Class A common stock to file initial reports of their ownership of our Class A common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Class A common stock are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2011, our directors, officers and owners of more than 10% of our Class A common stock complied with all applicable filing requirements, with the exception of Abu Dhabi Investment Authority (“ADIA”). ADIA, the owner of more than 10% of our Class A common stock during 2009, 2010, 2011 and 2012, filed a late Form 3 on March 15, 2012 relating to one purchase of common stock on the open market on November 4, 2009. Additionally, ADIA failed to timely file three Form 4s relating to three subsequent purchases and one subsequent sale of Class A common stock on the open market occurring between July 6, 2010 and August 30, 2010. ADIA filed a Form 4 describing these four transactions, and a sale of shares of Class A common stock on March 14, 2012, on March 15, 2012.

ARTICLE VIII: SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY

COMPENSATION PLANS

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information as of December 31, 2011 about Class A common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Security Holders	4,709,097	(1)	$45.28	(2)	5,325,005	(3)
Equity Compensation Plans Not Approved by Security Holders	0		$0		1,469,287	(4)

Total	4,709,097		$45.28		6,794,292

(1)	Includes (a) SARs to purchase 3,136,068 shares of Class A common stock issued under the LTIP with a weighted average exercise price of $45.28 (calculated on a one-for-one basis), (b) 1,555,605 shares of Class A common stock to be issued upon the vesting of RSUs issued under the LTIP for which no exercise price will be paid (assuming maximum payouts of PSU awards) and (c) 17,424 shares of Class A common stock issued pursuant to the ESPP in connection with the October 2011 to December 2011 purchase period (which shares were issued in 2012).

(2)	The calculation of weighted average exercise price includes only outstanding SARs.

(3)	Includes (a) 4,430,980 shares of Class A common stock that remain available for issuance under the LTIP and (b) 894,025 shares of Class A common stock that remain available for issuance pursuant to the ESPP.

(4)	Includes (a) 1,169,287 shares of Class A common stock that remain available for issuance pursuant to the DCP and (b) 300,000 shares of Class A common stock that remain available for issuance pursuant to the Hyatt International Hotels Retirement Plan (the “FRP”).

The DCP and the FRP are non-qualified deferred compensation plans with a defined contribution component for participants. The DCP provides eligible participants employed in the United States with the opportunity to defer any or all compensation, to receive employer matching contributions and to receive discretionary employer contributions. Compensation deferred under the DCP as well as matching and discretionary credits, if any, are credited to a participant’s account under the DCP and are held in a rabbi trust, on behalf of the participants. A participant may direct the investment of funds in such participant’s account in certain investment funds. In 2010, certain participants were offered a one-time election to have up to 15% of certain fully vested and nonforfeitable accounts invested in Class A common stock (with the account balances being calculated as of June 1, 2010). In connection with such elections, 30,805 shares of Class A common stock were issued to the trustee of the DCP (and thereafter 92 of such shares of Class A common stock were forfeited under the DCP). The number of shares of Class A common stock to be allocated to each electing participant’s account was determined by dividing the dollar amount of such participant’s elected percentage of their account balances by the closing price of Class A common stock on June 2, 2010. The shares of Class A common stock held in such accounts are held in the trust on behalf of the participant until distributed upon termination of employment. Participants’ accounts under the DCP generally are distributed in cash. However, the portion of the participant’s account invested in Class A common stock will be distributed in shares of Class A common stock. The material terms of the FRP are the same as the material terms of the DCP; however, the FRP includes an employer contribution schedule based on age and years of service. Participants in the FRP are employees located outside of the United States. Participants in the FRP have not been given an election to invest their accounts in Class A common stock due to international securities law considerations. However, the board of directors has reserved 300,000 shares of Class A common stock for issuance under the FRP in the event that participants in FRP are given such an election in the future.

ARTICLE IX: CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Current Relationships and Related Party Transactions

Agreements Relating to the Hyatt Center

Sublease Agreements

Simultaneously with our entering into our office lease at 71 South Wacker Drive, Chicago, Illinois (commonly known as the Hyatt Center) in June 2004, we entered into sublease agreements with each of CC-Development Group, Inc. (“Vi”), H Group Holding, Inc. (“H Group”), Pritzker Realty Group, L.P. (“PRG”) and TPO, among others, under which we sublease (or previously subleased in the case of PRG) a portion of our rentable space at the Hyatt Center. Vi, H Group and PRG are owned by Pritzker family business interests. Ms. Penny Pritzker, one of our directors, previously served as the chairman of and consultant to Vi and previously served as the president and chief executive officer of PRG through December 2011. TPO is owned by a trust for the benefit of Mr. Thomas J. Pritzker, our executive chairman. Mr. Pritzker is also the chairman and chief executive officer of TPO. The square footage of the subleased premises, the commencement date and the termination date of the sublease term, and the annual net rent per square foot during the initial sublease term, payable in monthly installments, under our sublease agreements, as amended, with Vi, H Group, PRG and TPO are as follows:

	Square Footage	Commencement Date	Initial Termination Date	Annual Net Rent Per Square Foot
Vi	31,184	February 1, 2005	February 29, 2020	$25.85 – $34.11
H Group	4,382	February 1, 2005	February 29, 2020	$25.85 – $34.11
PRG	21,390	July 1, 2005	Terminated as of December 16, 2011	$27.24 – $36.04
TPO	31,993	July 1, 2005	February 29, 2020	$12.50 – $30.68

Each subtenant is also obligated to pay as additional rent its respective share of taxes, operating expenses and shared facilities costs related to the subleased premises. All rent payments under the sublease agreements are paid by the respective subtenants directly to the owner of the Hyatt Center.

With respect to each sublease agreement, at the time we entered into these sublease agreements, our landlord at the Hyatt Center executed a master landlord recognition agreement whereby it acknowledged the applicable sublease agreement and agreed to recognize the subtenant on a direct lease basis in the event the office lease with us is terminated or if the subtenant elects to extend the term of the sublease beyond the initial term. We are not released from any liability or obligations under the office lease as a result of our sublease arrangements.

Office Sharing Costs

Mr. Thomas J. Pritzker maintains a business office in the Hyatt Center space leased by TPO from us. We have agreed to pay a portion of the occupancy and operation costs related to this office space. In 2011, we made aggregate payments of $534,236 to TPO for our share of these office costs.

Services

We also contract with third parties for various services related to telecommunications and facilities maintenance, which are used by PRG, Vi, H Group, Pritzker Family Office, L.L.C. (“Pritzker Family Office”) and TPO. We allocate the cost of services among these entities based on usage or square footage. Pritzker Family Office is owned by trusts for the benefit of Mr. Thomas J. Pritzker, Ms. Penny Pritzker and Ms. Gigi Pritzker Pucker. Mr. Thomas J. Pritzker and Ms. Penny Pritzker are vice presidents of Pritzker Family Office. We also operate a corporate dining room and shared computer room used by PRG, Vi, H Group, TPO and HGMI Gaming, Inc., a wholly-owned subsidiary of H Group (“HGMI”), the operating costs for which are allocated to each organization based on eligible headcount or square footage. In addition, we lease out parking spaces at various locations which are used by Vi, H Group and HGMI. Vi, H Group and HGMI reimburse us for their parking space usage. In 2011, PRG, Vi, H Group, TPO, Pritzker Family Office and HGMI made the following payments to us, which payments represented their allocation of costs for the corporate dining room, parking, computer services, telecommunications services and facilities maintenance services used by them:

2011

PRG	$85,304

Vi	$112,536

H Group	$45,198

TPO	$96,361

Pritzker Family Office	$17,390

HGMI	$20,937

Niagara Fallsview Casino Resort/Casino Niagara Master (Permanent) Non-Gaming Services Agreement

In July 2002, Hyatt Corporation entered into a Master (Permanent) Non-Gaming Services Agreement with Falls Management Company (“Falls Management”), which agreement was subsequently contributed to Falls Management Group, L.P. (“Falls Management Group”), the operator of Niagara Fallsview Casino Resort and the Casino Niagara. A subsidiary of HGMI is the general partner of a limited partnership that indirectly owns approximately 28.3% of Falls Management Group. The limited partnership is substantially owned by Pritzker family business interests. We provide certain non-gaming consulting services under this agreement to Falls Management related to Casino Niagara, including with respect to labor policies and wage rates, development and training programs, recruiting, purchasing of support services necessary for the operation of the casinos, charges for commercial space, entertainment and amusement, food and beverages, information services and advertising. In exchange for these services, Falls Management pays us a fee equal to 0.3% per year of the casino’s adjusted gross receipts up to CAD 300 million ($294 million as of December 31, 2011 based on then-applicable exchange rates). In addition to these services related to the casinos, we also provide support services to Falls Management related to its policies, procedures, systems and guidelines. Falls Management pays us a fee equal to our cost of rendering these ancillary support services, which fee is not to exceed a total of CAD 200 ($196 as of December 31, 2011 based on then-applicable exchange rates) per hour, per Hyatt employee providing such services. In 2011, Falls Management Company made payments of $896,946 to us for services provided under the agreement.

Agreements Relating to Aircraft

Gulfstream 200 Aircraft — HGMI Gaming, Inc.

In September 2008, we entered into two time sharing agreements with HGMI and in June 2009 we entered into one additional time sharing agreement with HGMI, under which HGMI agrees to lease to us on a time sharing basis its fractional share in three Gulfstream 200 aircraft and flight crews for a flight fee equal to the lesser of the “Direct Cost Rate” published annually by Conklin & de Decker for operating a Gulfstream 200 aircraft for the applicable flight time or two times the fuel costs to operate the flight. In no event does the amount reimbursed for a flight ever exceed the amount authorized by Federal Aviation Regulation Part 91.501(d)(1)-(10). In 2011, we made aggregate payments of $54,039 to HGMI for use of the aircrafts under these agreements.

Dassault Falcon 7X Aircraft — The Pritzker Organization, LLC

In 2010, we adopted an aircraft policy under which Mr. Thomas J. Pritzker, our executive chairman and Mr. Hoplamazian, our president and chief executive officer, may utilize any aircraft that is owned, leased, chartered or otherwise secured for use by us. Under the policy, the executive chairman and president and chief executive officer are authorized to utilize the aircrafts for business use and the president and chief executive officer may utilize the aircrafts for non-business use upon approval by the executive chairman or his designee for any travel under 30 hours per year or by the executive chairman and the compensation committee for any non-business travel that exceeds 30 hours per year. In 2011, Mr. Pritzker chartered a Dassault Falcon 7X aircraft, which is owned by TPO, for Hyatt business use, pursuant to this aircraft policy. Executive Jet Management manages the aircraft and charters the aircraft on behalf of TPO. In 2011, we made payments of $905,937 to Executive Jet Management for flights taken by Mr. Pritzker on the Dassault Falcon 7X aircraft, of which $640,656 of these payments were passed through to TPO by Executive Jet Management.

2007 Stockholders’ Agreement

In connection with the issuance and sale of 100,000 shares of our Series A Convertible Preferred Stock to GS Sunray Holdings, L.L.C. and GS Sunray Holdings Parallel, L.L.C. (collectively, the “Goldman Sachs Funds”), affiliates of Goldman Sachs & Co., and the execution of a Subscription Agreement in August 2007, we entered into the 2007 Stockholders’ Agreement with Madrone Capital, LLC, the Goldman Sachs Funds and an additional investor. Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co. and Mr. Gregory B. Penner, one of our directors, is a General Partner at Madrone Capital Partners, LLC. The 2007 Stockholders’ Agreement provides for certain rights and obligations of these stockholders. For further information regarding the 2007 Stockholders’ Agreement, please see Part I, Item 1, “Business— Stockholders Agreements— 2007 Stockholders’ Agreement” in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Other Transactions with Goldman, Sachs & Co. and its Affiliates

We paid Goldman, Sachs & Co. $625,000 in 2011 for investment banking and advisory services provided to us. In November 2011, $166,667 of the fee was reimbursed to us through JP Morgan Securities LLC. Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co.

In June 2005, we entered into a five-year $1.0 billion unsecured revolving credit facility with Wachovia Bank, National Association, as administrative agent and a lender, and various other lenders, which was amended in July 2009 to, among other things, increase our borrowing capacity thereunder and extend the maturity date of certain lenders’ commitments. In September 2011, this facility was amended and restated with Wells Fargo Bank, National Association (successor in interest to Wachovia Bank, National Association), as administrative agent. The Amended and Restated Credit Facility provides for a $1.5 billion senior unsecured revolving credit facility that matures on September 9, 2016. In July 2009, Goldman Sachs Lending Partners LLC, an affiliate of Goldman, Sachs & Co., became a lender under the then-existing credit facility. Under the Amended and Restated Credit Facility, Goldman Sachs Lending Partners LLC’s revolving commitment is $100 million and its letter of credit commitment is $6.6 million. In 2011, we attributed $388,682 of the payments we made for facility and letter of credit fees under the credit facility to Goldman Sachs Lending Partners, LLC, an affiliate of Goldman Sachs & Co., for their share of the borrowing facility.

Hyatt Corporation, our wholly-owned subsidiary, has partnered with W2007 Finance Sub, LLC and Whitehall Parallel Global Real Estate Limited Partnership 2007 (the “Whitehall entities”), to form W2007

Waikiki Holdings, LLC (the “Waikiki joint venture”) for the purpose of acquiring, owning and operating the Hyatt Regency Waikiki Beach Resort and Spa. The Whitehall entities are both affiliates of The Goldman Sachs Group, Inc., the parent of Goldman, Sachs & Co. Mr. Richard A. Friedman, one of our directors, is the head of the Merchant Banking Division of Goldman, Sachs & Co. and the chairman of the Corporate Investment Committee of the Merchant Banking Division. The Whitehall entities are the managing members of the Waikiki joint venture, collectively owning 90.01% of its ownership interests. Hyatt Corporation owns the remaining 9.99% of the ownership interests in the Waikiki joint venture. In June 2007, Hyatt Corporation acquired 500 shares of non-voting, redeemable preferred stock of the predecessor to W2007 WKH Hotel TRS, LLC, a subsidiary of the Waikiki joint venture. The redeemable preferred shares accrue dividends at a rate per annum equal to 6% of $500,000. Any dividends that accrue are only recorded at the time of payment to Hyatt Corporation, but Hyatt Corporation has the right to request that W2007 WKH Hotel TRS, LLC redeem such shares, at which time dividends would cease. In July 2008, W2007 WKH Owner, LLC acquired ownership of the Hyatt Regency Waikiki Beach Resort and Spa and neighbouring Kings Village retail center. In connection with the acquisition, in July 2008, SDI, Inc., our wholly-owned subsidiary, provided a loan in the amount of $277,500,000 to W2007 WKH Senior Borrower, LLC, a subsidiary of the Waikiki joint venture. Interest accrues on the loan at a rate per annum equal to the 30-day LIBOR plus 3.75%. The loan is first priority and is secured by real property interests held in the hotel and retail center by W2007 WKH Owner, LLC and other subsidiaries of the Waikiki joint venture. The loan has a stated maturity date of July 2010 with three, one-year options to extend through 2013. The senior loan matured in July 2010, at which time the joint venture exercised a one-year option to extend the maturity to July 2011. In July 2011, the second of these one year options was exercised and the maturity of the loan was thereby extended to July 2012. Pursuant to an option in the loan, the joint venture has one remaining one-year option to extend through July 2013. In July 2008, Hyatt Corporation entered into a management agreement with W2007 WKH Hotel TRS, LLC, pursuant to which we manage the hotel. In exchange for the management services provided, W2007 WKH Hotel TRS, LLC pays us a base fee and an incentive fee. The base fee is calculated as a percentage of gross revenues, and the incentive fee is calculated as a percentage of adjusted gross operating profit exceeding certain amounts. The agreement expires in 2047. In 2011, we received interest payments of $11,223,542 in connection with this financing. In 2011, W2007 WKH Hotel TRS, LLC made payments of $5,861,797 to us pursuant to the management agreement. In addition, in 2010 the Whitehall entities replaced the mezzanine lender on the $70.3 million mezzanine loan to W2007 Finance Sub, LLC. In 2011, W2007 Finance Sub, LLC made interest payments of $5,415,157 to the Whitehall entities.

Archon Group, L.P., an affiliate of Whitehall, manages certain Hyatt Place hotels. In 2011, Archon Group, L.P. paid us a total of $2,300,117 in franchise fees for these hotels.

On January 11, 2008, W2007 MVP St. Louis, LLC, an affiliate of Whitehall, entered into an agreement with Hyatt Corporation to manage the Hyatt Regency St. Louis at The Arch. In 2011, W2007 MVP St. Louis, LLC made payments of $3,241,028 to us pursuant to the management agreement.

Tax Separation Agreement

Prior to June 30, 2004, Hyatt Corporation, which primarily consisted of the North American hotel management and franchise companies, was owned by HG, Inc. (“HG”). H Group owns HG. In addition to owning Hyatt Corporation, HG owned various other North American hospitality related businesses (primarily consisting of hotel properties and the vacation ownership business) and on June 30, 2004 contributed these hospitality related businesses to Hyatt Corporation. Following such contribution, the stock of Hyatt Corporation was distributed to the Pritzker family business interests that owned H Group. We refer to this transaction as the “June 2004 Transaction.”

Prior to the June 2004 Transaction, H Group, Hyatt Corporation, Vi and their respective subsidiaries were members of a consolidated group and were included in the consolidated federal income tax return as well as various consolidated or combined state, local and foreign tax returns filed by H Group. As a result of the June 2004 Transaction, Hyatt Corporation and Vi ceased to be members of the H Group consolidated group and following the contribution of stock of Hyatt Corporation to us, Hyatt Corporation became a member of our consolidated group and became included in the consolidated federal and certain other consolidated or combined state, local and foreign income tax returns filed by us.

In connection with the June 2004 Transaction, H Group, Hyatt Corporation, Vi and their respective direct and indirect subsidiaries entered into a tax separation agreement, as amended. In general, H Group agreed to indemnify Hyatt Corporation, Vi and their subsidiaries against: (i) taxes of the members of H Group’s group prior to the June 2004 Transaction; (ii) taxes attributable to the June 2004 Transaction and related transactions; and (iii) liabilities of certain members of H Group’s group prior to the June 2004 Transaction under the consolidated return rules or similar rules.

In general, Hyatt Corporation agreed to indemnify H Group, Vi and their respective subsidiaries following the June 2004 Transaction against: (i) Hyatt Corporation group’s share of H Group’s taxes for the year of the June 2004 Transaction, calculated as if the Hyatt Corporation group was a separate group for that year; (ii) Hyatt Corporation’s post-June 2004 Transaction taxes; (iii) final audit adjustments in periods prior to the June 2004 Transaction attributable to Hyatt Corporation’s group members; and (iv) certain specific pre-June 2004 Transaction tax matters.

In general, Vi agreed to indemnify H Group, Hyatt Corporation and their respective subsidiaries following the June 2004 Transaction against: (i) Vi group’s share of H Group’s taxes for the year of the June 2004 Transaction, calculated as if the Vi group was a separate group for that year; (ii) Vi’s post-June 2004 Transaction taxes; and (iii) final audit adjustments in periods prior to the June 2004 Transaction attributable to Vi’s group members.

The tax separation agreement also addresses other tax related matters, including the preparation and filing of returns, tax contests and refunds.

H Group agreed to prepare and file all income tax returns for periods prior to the June 2004 Transaction and periods that include the June 2004 Transaction. Hyatt Corporation and Vi each agreed to prepare and file their own income tax returns for periods beginning after the June 2004 Transaction.

Under the tax separation agreement, as amended, H Group generally controls tax audits and proceedings for periods prior to and including the June 2004 Transaction, other than certain specified tax audits and proceedings that impact Hyatt Corporation and Vi. The party controlling the tax audit or proceeding must consult with the affected parties and may not enter into any settlement agreement that gives rise to an indemnification obligation under the tax separation agreement without the consent of the indemnifying party.

H Group is entitled to refunds and other tax benefits from periods prior to the June 2004 Transaction, provided H Group reimburses Hyatt Corporation and Vi for any refunds or tax benefits attributable to the Hyatt Corporation or Vi group members, as applicable, resulting from settlements of audits for periods prior to the June 2004 Transaction. Refunds for tax periods that include the June 2004 Transaction will be allocated in a way that is consistent with how taxes for such periods are allocated. If H Group realizes a tax benefit with respect to deductions associated with payment obligations assumed from Hyatt Corporation in connection with the June 2004 Transaction, then H Group will pay the amount of such tax benefit to Hyatt Corporation.

In 2011, Hyatt Corporation paid $10,062,264 under the tax separation agreement for federal income tax and accrued interest in connection with a settlement with the Internal Revenue Service for the taxable year ended January 31, 2001.

In connection with the June 2004 Transaction, H Group assumed liability for future payment of $101.7 million that Hyatt Corporation owed to a third party. In accordance with U.S. federal income tax laws, while H Group makes the payments related to these liabilities, we retain the tax benefits, and in 2011 recorded tax deductions of $45,794,309 for payments made by H Group to settle the liability in full.

In connection with the June 2004 Transaction, H Group also assumed Hyatt Corporation’s benefit liabilities of $27.7 million under certain deferred compensation and executive retirement plans with respect to certain former and retired employees of Hyatt Corporation. While H Group retains the liability for such payments, we retain the tax benefits. In 2011, we recorded tax deductions of $2,226,750.

Transition Services Agreements

In connection with the June 2004 Transaction, on June 30, 2004, Hyatt Corporation entered into a transition services agreement with HGMI, H Group and Vi, pursuant to which Hyatt Corporation agreed to provide certain transition services, including human resources, payroll, employee benefits, accounting, financial, legal, tax, software and technology, call center and reservation, purchasing, travel, insurance and treasury banking services, to allow such companies to develop the internal resources and capabilities to arrange for third-party providers for such services. The H Group and Vi transition services agreements terminated on June 30, 2007. We continue to provide H Group payroll services for approximately $300 a month. On February 12, 2008, the HGMI transition services agreement was extended by a letter agreement, pursuant to which we agreed to continue to provide certain employee benefit services to HGMI for an annual fee of $36,000, which fee will be increased by 4% each year. In addition, HGMI agrees to reimburse us for all fees and other out-of-pocket expenses incurred. The HGMI agreement continues until terminated by advance written notice by either party. In 2011, HGMI and H Group made payments to us of $40,496 and $1,810, respectively, under the transition services agreement.

Employee Benefits Agreement

In connection with the June 2004 Transaction, on July 1, 2004, Hyatt Corporation entered into an employee benefits and other employment matters allocation and separation agreement with HGMI, H Group, HCC Corporation, a wholly-owned subsidiary of HGMI (“HCC”), and Grand Victoria Casino & Resort, L.P., a company principally owned by Pritzker family business interests, pursuant to which we continue to provide administrative services to the parties. The services include payment processing, coordinating third-party administration for retirement plans, coordinating third-party administration for health and dental plans, providing claims administration for unemployment insurance claims, and for a short period of time, payroll services. The parties agree to reimburse each other for any costs or expenses incurred in connection with any of the plans which are the responsibility of the other party. In 2011, H Group made reimbursement payments of $3,059,464 to us under the agreement.

Registration Rights

We have granted registration rights with respect to shares of Class A common stock issuable upon conversion of shares of Class B common stock as described below to holders of (a) 25,112,086 shares of our Class B common stock pursuant to the terms of a Registration Rights Agreement, dated as of August 28, 2007, as amended, among us and the stockholders party to the 2007 Stockholders’ Agreement (the “2007 Registration Rights Agreement”), and (b) 94,502,498 shares of our Class B common stock pursuant to the terms of a Registration Rights Agreement, dated as of October 12, 2009, among us and the domestic and foreign Pritzker stockholders party thereto (the “2009 Registration Rights Agreement”). Only shares of Class A common stock may be registered pursuant to the terms of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement. On February 25, 2011, we registered on a Form S-3 shelf registration statement 19,442,309 shares of Class A common stock issuable upon conversion of 19,442,309 shares of Class B common stock owned by certain stockholders party to the 2009 Registration Rights Agreement.

Subsequent to the filing of the February 2011 shelf registration statement, in January 2012, trusts for the benefit of Nicholas J. Pritzker sold into the public market pursuant to Rule 144 an aggregate of 863,721 shares of Class A common stock issuable upon conversion of Class B common stock. As of February 17, 2012, after giving effect to this sale transaction, 18,578,588 shares of the 19,442,309 shares originally registered for resale on the shelf registration statement continue to be eligible to be sold pursuant to the shelf registration statement during the 12 month period commencing November 5, 2011 through November 4, 2012 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

The holders of approximately 119,614,584 shares of our Class B common stock are entitled to certain demand registration rights.

Long-Form Demand Registration Rights

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions, request that we register all or a portion of such stockholder’s shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000, the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

The stockholders party to the 2009 Registration Rights Agreement may, on not more than one occasion, request that we register all or a portion of the shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000 (net of underwriting discounts and commissions), the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

Short-Form Demand Registration Rights

The holders of approximately 119,614,584 shares of our Class B common stock are entitled to certain Form S-3 demand registration rights.

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 and the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement.

Stockholders party to the 2009 Registration Rights Agreement holding at least 20% of the then issued and outstanding common stock may, on not more than one occasion during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 (net of underwriting discounts and commissions) and the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement.

Under each of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, we will not be required to affect a demand registration or a Form S-3 demand registration within 180 days after the effective date of a registration statement related to a previous demand registration or Form S-3 demand registration. In addition, once every twelve months, we may postpone for up to 120 days the filing or the effectiveness of a registration statement for a demand registration or a Form S-3 demand registration, if our board of directors determines in good faith that such a filing (1) would be materially detrimental to us, (2) would require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on us or any plan or proposal by us to engage in any acquisition or disposition of assets or equity securities or any merger, consolidation, tender offer, material financing or other significant transactions, or (3) is inadvisable because we are planning to prepare and file a registration statement for a primary offering of our securities.

Shelf Registration Rights

The holders of approximately 94,502,498 shares of our Class B common stock are entitled under the 2009 Registration Rights Agreement to certain “shelf” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock. In January 2011, pursuant to the 2009 Registration Rights Agreement, certain of the selling stockholders exercised their right to require us to register 12,833,046 shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement. On February 25, 2011 we filed a Form S-3 shelf registration statement to satisfy our obligations with respect to these shares.

Stockholders party to the 2009 Registration Rights Agreement may, in addition to the demand registration rights described above, request that we register all or a portion of shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, provided that the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell such shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement. We have agreed to use our reasonable best efforts to keep any such shelf registration statement effective and updated for a period of three years (or, if earlier, such time as all the shares covered thereby have been sold). We have also agreed that, at the end of such three year period, we will refile a new shelf registration upon the request of stockholders party to the 2009 Registration Rights Agreement holding at least 1% of our outstanding common stock at such time.

Piggyback Registration Rights

The holders of 119,614,584 shares of Class B common stock are entitled to certain “piggyback” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.

In the event that we propose to register shares of Class A common stock under the Securities Act, either for our own account or for the account of other security holders, we will notify each stockholder party to the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement that is, or will be at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of its common stock under the applicable lock-up provisions contained in the 2007 Stockholders’ Agreement, the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement of our intention to effect such a registration and will use our reasonable best efforts to include in such registration all shares requested to be included in the registration by each such stockholder, subject to certain marketing and other limitations.

Following our receipt of the demand notice from certain stockholders party to the 2009 Registration Rights Agreement requesting us to file a shelf registration statement, in accordance with the registration rights agreements, in February 2011, we notified the other stockholders party to the 2009 Registration Rights

Agreement and the 2007 Registration Rights Agreement of our intention to file a shelf registration statement and gave such stockholders the right to “piggyback” and register shares of Class A common stock issuable upon conversion of shares of Class B common stock owned by them and eligible to be sold under applicable lock-up agreements on this shelf registration statement. Certain stockholders party to the 2009 Registration Rights Agreement elected to exercise their piggyback registration rights with respect to 6,609,263 shares of Class A common stock issuable upon conversion of shares of Class B common stock and those shares were included in the Form S-3 shelf registration statement that we filed on February 25, 2011.

Subsequent to the filing of the February 2011 shelf registration statement, in January 2012, trusts for the benefit of Nicholas J. Pritzker sold into the public market, pursuant to Rule 144, an aggregate of 863,721 shares of Class A common stock issuable upon conversion of Class B common stock. As of February 17, 2012, after giving effect to this sale transaction, 5,745,542 of the 6,609,263 shares originally registered for resale on the shelf registration statement pursuant to piggyback registration rights continue to be eligible to be sold pursuant to the shelf registration statement during the 12 month period commencing November 5, 2011 through November 4, 2012 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

Expenses of Registration, Restrictions and Indemnification

We will pay all registration expenses, including the legal fees of one counsel for all holders under the 2007 Registration Rights Agreement and one counsel for all holders under the 2009 Registration Rights Agreement, other than underwriting discounts, commissions and transfer taxes, in connection with the registration of any shares of Class A common stock pursuant to any demand registration, Form S-3 demand or piggyback registration described above. Under the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, if a request for a demand registration or Form S-3 demand registration is withdrawn at the request of the majority of the holders of registrable securities requested to be registered, the holders of registrable securities who have withdrawn such request shall forfeit such demand registration or Form S-3 demand registration unless those holders pay or reimburse us for all of the related registration expenses.

The demand, Form S-3 demand and piggyback registration rights are subject to customary restrictions such as blackout periods and any limitations on the number of shares to be included in the underwritten offering imposed by the managing underwriter. The 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement also contain customary indemnification and contribution provisions.

Other Agreements, Transactions and Arrangements

In 2007, we established a Donor-Advised Fund through JP Morgan Private Bank and the National Philanthropic Trust, known as the Hyatt Hotels Foundation. Individuals and organizations are able to donate funds to the Hyatt Hotels Foundation and we recommend grant recipients of these funds through our Hyatt Community Program. The National Philanthropic Trust screens our recommended fund recipients and issues the funds to the approved recipients. In 2007, Pritzker Foundation made a charitable contribution of $10,000,000 to the Hyatt Hotels Foundation, payable in annual installments of $2,500,000 over four years, commencing in 2007. Mr. Thomas J. Pritzker is a director and vice president and Ms. Penny Pritzker is a director and the president of Pritzker Foundation. In 2011, the Hyatt Hotels Foundation made grants of $459,000 to various not-for-profit organizations.

In 2011, we made payments to H Group of $26,725 in tax consulting fees in connection with the preparation and review of our amended tax returns for 2001through 2003.

A partner of Latham & Watkins LLP, Michael A. Pucker, is the brother-in-law of Mr. Thomas J. Pritzker. In 2011, we made aggregate payments of $3,001,966 to Latham & Watkins LLP for legal services.

Marshall E. Eisenberg, a co-trustee of the Pritzker family U.S. situs trusts, is a partner in the law firm of Neal, Gerber & Eisenberg LLP. In 2011, we made aggregate payments of $895,486 to Neal, Gerber & Eisenberg LLP for legal services.

Related Party Transactions No Longer In Effect

Agreements Relating to the Hyatt Center

In 2006, we entered into an Omnibus Office Services Agreement with Vi, H Group, TPO, Pritzker Family Office and PRG, among others, relating to the Hyatt Center. Certain tenants party to the agreement, including us, entered into various service contracts with vendors for services such as copy, messenger, newspaper and telecommunications services. Multiple tenants and subtenants of the Hyatt Center utilized various services under the service agreements, which agreement established a system for the administration of the service contracts, including the methodology by which the fees with respect to each service contract are allocated among the applicable service users (such as by headcount or square footage leased). PRG acted as the administrator under the agreement and had responsibility for the administration and management of certain of the service contracts. Under the agreement, PRG also provided office management services relating to the premises and facilities of the Hyatt Center shared by subtenants who were party to the agreement. Each party paid PRG an administrative fee determined by PRG based on budgets prepared of the projected costs for the administrative services and office management services for the following calendar year. The term of the agreement was to continue indefinitely, unless terminated by any party by prior written notice. In 2011, we made payments of $9,583 to Vi, which payments represented our allocation of costs for services provided to us under service contracts. The agreement was terminated in January 2012.

A former director from time to time provided services to H Group, TPO and certain Pritzker family business interests, and previously maintained a business office in the Hyatt Center leased by us. As a result, H Group, TPO and certain Pritzker family business interests paid a portion of the occupancy and operation costs related to this office space. In 2011, H Group, TPO and certain Pritzker family business interests paid us $141,447, $42,745, and $140,664, respectively, for their share of these office costs for 2008 and 2009. This agreement was terminated in April 2009.

Agreements Relating to Aircraft

Falcon 900EX Aircraft — Rosemont Project Management, L.L.C.

In connection with the sale of our Falcon 900EX aircraft in February 2011, we reimbursed TPO $165,781 for expenses incurred by TPO for various test flights operated by TPO.

Gulfstream 200 Aircraft — Navigator Investments, LLC

In July 2009, we entered into a time sharing agreement with Navigator Investments, LLC, a wholly-owned subsidiary of Vi (“Navigator Investments”), under which Navigator Investments agreed to lease to us on a time sharing basis their Gulfstream 200 and flight crew for a flight fee equal to the “Direct Cost Rate” published annually by Conklin & de Decker for operating a Gulfstream 200 aircraft for the applicable flight time. In no event did the amount reimbursed for a flight ever exceed the amount authorized by Federal Aviation Regulation Part 91.501(d)(1)-(10). In 2011, we made aggregate payments of $32,767 to Navigator Investments for use of the aircraft. On December 30, 2010, Navigator Investments sold the Gulfstream 200 aircraft to HGMI and the time sharing agreement with Navigator Investment was terminated. No time sharing agreement has been entered into with HGMI related to this aircraft.

Hyatt Vacation Club Resort in Puerto Rico Indemnification and Reimbursement Agreement

In 1997, Cerromar Development Partners, L.P., S.E. (“Cerromar”) began developing a Hyatt Vacation Club Resort in Puerto Rico. In 1997, Cerromar was owned by CDP Investors, L.P. as the sole limited partner and Cerromar Development Partners GP, Inc. as the general partner, which were both owned, directly or indirectly, by Pritzker family business interests. Due to the tax incentives in place in Puerto Rico, the partners of Cerromar were entitled to and received an investment tax credit equal to $5,253,750. In order to be eligible to receive the benefits of the tax credit, the Cerromar partners were required to post as collateral a letter of credit in favor of the Puerto Rico Treasury Department in the event that the final development cost associated with the Hyatt Vacation Club Resort was less than the amount necessary to generate the tax credit received. Diversified Capital, L.L.C. (“Diversified Capital”), which dissolved in October 2011, posted this letter of credit on behalf of the partners of Cerromar. Pritzker family business interests owned 100% of the outstanding membership interests in Diversified Capital. One percent of the outstanding membership interests in Diversified Capital were owned by T Corporation, which is 100% owned by our executive chairman, Mr. Thomas J. Pritzker. Mr. Pritzker also served as president of Diversified Capital through October 2011. Following the June 2004 Transaction, Cerromar became our wholly-owned subsidiary. During 2011, the final project development costs were certified by a public accounting firm and Cerromar was granted an additional $282,777 of investment tax credits. The letter of credit was released by the Puerto Rico Treasury Department in 2011 and subsequently cancelled. We had entered into an indemnification and reimbursement agreement with both of the former partners of Cerromar to cover any costs which may be owed to the Puerto Rico Treasury Department for the tax credit. In order to maintain the letter of credit, we had paid Diversified Capital a quarterly letter of credit fee. In 2009, it was determined that we were entitled to a reimbursement of these letter of credit fees and the former Cerromar owners reimbursed us for the fees.

In 2010, it was determined that the former Cerromar owners should pay us for the letter of credit fees going forward. Accordingly, in 2011, we paid $101,145 to Diversified Capital for the letter of credit fees due in 2011 and we received reimbursements of $140,872 from the former Cerromar owners for the letter of credit fees.

Agreements with HGMI Gaming, Inc. and Related Entities

Hyatt Regency Lake Tahoe Resort, Spa and Casino Gaming Space Lease Agreement

In December 2009, HCC entered into an Amended and Restated Gaming Space Lease Agreement with Hyatt Equities, L.L.C., our wholly-owned subsidiary which, prior to the June 2004 Transaction, was majority owned by H Group. Under the agreement, which was effective as of January 1, 2009, HCC leased approximately 20,990 square feet of space at the Hyatt Regency Lake Tahoe Resort, Spa and Casino, where it operated a casino. Rent was $41,667 per month. In addition to the payment of base rent, HCC was also obligated to pay its portion of expenses associated with the operation of the casino. Either party could terminate the lease for any reason upon 180 days’ advance notice. In 2011, HCC made payments to us of $333,333 under the lease. On September 9, 2010, HCC gave written notice of its intention to terminate the lease. The lease terminated effective August 31, 2011.

Hyatt Regency Lake Tahoe Resort, Spa and Casino Facilities Agreement

In connection with the Gaming Space Lease Agreement, in June 2004, HCC entered into a Casino Facilities Agreement with Hyatt Corporation, under which we had agreed to provide HCC with certain non-gaming services related to the management and operation of the casino and related facilities at the Hyatt Regency Lake Tahoe Resort, Spa and Casino. In exchange for such services, HCC paid us fees based on the type of service being provided and for complimentary rooms provided to its patrons. In 2011, HCC made payments to us of $2,195,705 under this agreement. This agreement terminated in conjunction with the termination of the Gaming Space Lease Agreement on August 31, 2011.

Palm Beach, Aruba Casino Consulting Agreement

Hyatt Aruba N.V., our wholly-owned subsidiary (“Hyatt Aruba”), manages the gaming casino located at the Hyatt Regency Aruba Resort and Casino in Palm Beach, Aruba. In connection with the management of the casino, in September 1997, Hyatt Aruba entered into a Consulting Agreement with HGMI. Under the agreement, HGMI provided development, marketing, compliance, management consulting services and gaming compliance services to Hyatt Aruba related to this property. In exchange for these services, we paid HGMI a fee of $200,000 per year and reimbursed HGMI for its out-of-pocket expenses. The agreement had a one year term and automatically renewed on a yearly basis for an additional one year period unless either party gave written notice of termination on or before the preceding January 1. In 2011, Hyatt Aruba made payments totaling $280,904 to HGMI under the agreement. The consulting agreement terminated in September 2011.

Other Agreements, Transactions and Arrangements

Mr. Byron D. Trott, one of our directors, serves as Chairman and Chief Executive Officer of BDT Capital and President of BDT & Company, LLC (“BDT”). In 2011, we engaged BDT to provide certain financial advisory services to us. We agreed to pay BDT a $600,000 initial payment followed by a quarterly retainer fee of $300,000 through the term of the agreement. The agreement was terminated in December 2011. In 2011, we made payments of $900,000 to BDT.

RELATED PARTY TRANSACTION POLICY AND PROCEDURES

We have adopted a written policy regarding the review, approval and ratification of related party transactions. For purposes of our policy, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we are, or will be, a participant, in which the amount exceeds $120,000, and in which the related party had, has or will have a direct or indirect interest. A related party is any executive officer, director or a beneficial owner of more than 5% of our common stock, including any of their immediate family members, and any entity owned or controlled by such persons. The principal elements of this policy are as follows:

•

For each related party transaction (other than pre-approved transactions as discussed below), the audit committee reviews the relevant facts and circumstances, such as the extent and materiality of the related party’s interest in the transaction, takes into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approves or disapproves the related party transaction.

•	Any related party transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with the policy.

•

If advance audit committee approval of a related party transaction requiring the audit committee’s approval is not practicable, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairman of the audit committee, or if prior approval of the transaction by the chairman of the audit committee is not practicable, then the transaction may be preliminarily entered into by management, subject in each case to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

•

The chief financial officer, or his designee, shall present to the audit committee each proposed related party transaction requiring the audit committee’s approval, including all relevant facts and circumstances relating thereto, shall update the audit committee as to any material changes to any approved or ratified related party transaction and shall provide a status report at least annually at a regularly scheduled meeting of the audit committee of all then active related party transactions.

•	No director may participate in approval of a related party transaction for which he or she is a related party.

Certain types of transactions have been designated pre-approved transactions under the policy, and as such are deemed to be approved or ratified, as applicable, by the audit committee. Such pre-approved transactions include: (1) executive and director compensation; (2) certain ordinary course of business transactions; (3) lodging transactions involving less than $250,000 provided the terms of which are no less favorable to us than those of similar transactions with unrelated third parties occurring during the same fiscal quarter and/or where the transaction is a result of an open auction process involving unrelated third-party bidders; (4) ordinary course sales of timeshare, fractional or similar ownership interests at prices that are no lower than those available under our company-wide employee discount programs; (5) charitable contributions in amounts that would not require disclosure in our annual proxy statement or annual report under the NYSE corporate governance listing standards; (6) transactions involving the rendering of legal services to us by the law firm of Latham & Watkins LLP to the extent such firm is associated with one or more related parties; and (7) transactions where the rates or charges involved are determined by competitive bids. All of the transactions described above under Certain Relationships and Related Party Transactions were entered into prior to the adoption of this policy or were adopted or ratified in accordance with this policy.

ARTICLE X: MISCELLANEOUS

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, which includes certain financial information about Hyatt, is enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Hyatt Hotels Corporation, Attention: Senior Vice President–Investor Relations, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606 (312-750-1234 phone). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.hyatt.com, under the heading “Investor Relations – SEC Filings.”

LIST OF THE COMPANY’S STOCKHOLDERS

A list of our stockholders as of April 16, 2012, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2012 Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

We will send multiple copies of the Annual Report on Form 10-K, proxy statement, proxy card and Notice of Annual Meeting to households at which two or more stockholders reside. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.	If your shares are registered in your own name, please contact our transfer agent by writing to them at Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0854 (Attn: Hyatt Hotels Corporation Representative) or calling 1-800-468-9716.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Hyatt Hotels Corporation.

By Order of the Board of Directors

Mark S. Hoplamazian

President and Chief Executive Officer

Chicago, Illinois

April 23, 2012

ADMITTANCE SLIP

HYATT HOTELS CORPORATION

2012 ANNUAL MEETING OF STOCKHOLDERS

Place:	Grand Hyatt New York 109 East 42nd Street at Grand Central Terminal		2012 ANNUAL MEETING OF STOCKHOLDERS REMINDERS
New York, New York, USA 10017

Time:	June 13, 2012, 9:30 a.m., local time	1.	Please bring this admittance slip, your account statement, or other written proof of ownership of Hyatt Hotels Corporation stock. All attendees must also bring a picture I.D.

Photographs taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

		2.	Additional security precautions will be taken. Bags, purses, and briefcases may be subject to inspection. To speed the process, please bring only the essentials.

		3.	Cameras, recording devices and other electronic devices are not allowed.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

COMPANY #

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

1. Election of directors:	01 Richard A. Friedman	03 Mackey J. McDonald	☐	Vote FOR	☐	Vote WITHHELD
	02 Susan D. Kronick	04 Gregory B. Penner		all nominees (except as marked)		from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
The Board of Directors unanimously recommends a vote “FOR” each of these nominees.

i Please fold here – Do not separate i

2.	Ratification of the Appointment of Deloitte & Touche LLP as Hyatt Hotels Corporation’s Independent Registered Public Accounting Firm for Fiscal Year 2012.	☐	For	☐	Against	☐	Abstain

The Board of Directors unanimously recommends a vote “FOR” Proposal 2.

3.	Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.	☐	For	☐	Against	☐	Abstain

The Board of Directors unanimously recommends a vote “FOR” Proposal 3.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3.

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HYATT HOTELS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, June 13, 2012

9:30 a.m., local time

Grand Hyatt New York

109 East 42nd Street at Grand Central Terminal

New York, New York 10017

HYATT HOTELS CORPORATION	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on June 13, 2012.

This proxy will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” each director nominee in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

By signing the proxy, you revoke all prior proxies and appoint Mark S. Hoplamazian, Harmit J. Singh and Rena Hozore Reiss, and each of them, with full power of substitution, as proxies and attorneys-in-fact to vote your shares as directed with respect to each of the proposals shown on the reverse side and in their discretion (1) with respect to any other matters which may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof and (2) for the election of such other candidate or candidates as may be nominated by the board of directors if any nominee named herein becomes unable to serve or for good cause will not serve. The proxy statement for the Annual Meeting of Stockholders contains a map showing the location of the meeting and information regarding admittance requirements for the meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 13, 2012.

The proxy statement for the Annual Meeting of Stockholders and Annual Report

for the fiscal year ended December 31, 2011 are available at http://wfss.mobular.net/wfss/h/.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	PHONE	MAIL
www.eproxy.com/h	1-800-560-1965
Mark, sign and date your proxy
Use the Internet to vote your proxy	Use a touch-tone telephone to	card and return it in the
until 12:00 p.m. (CT) on	vote your proxy until 12:00 p.m. (CT)	postage-paid envelope provided.
June 12, 2012.	on June 12, 2012.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.